EXHIBIT 10



                           FIVE-YEAR CREDIT AGREEMENT

                                   dated as of


                                 August 12, 2004

                                      among

                         UNION OIL COMPANY OF CALIFORNIA

                                       and

                         CERTAIN BORROWING SUBSIDIARIES,

                                  as Borrowers

                               UNOCAL CORPORATION,
                                  as Guarantor

                            The Lenders Party Hereto

                              JPMORGAN CHASE BANK,
                           as Administrative Agent and
                                 an Issuing Bank

                                       and

                               CITICORP USA, INC.,
                              as Syndication Agent

                           ---------------------------


                          J.P. MORGAN SECURITIES INC.,

                                       and

                         CITIGROUP GLOBAL MARKETS, INC.
                  as Joint Lead Arrangers and Joint Bookrunners

                                TABLE OF CONTENTS


                                                                          Page
                                                                          ----

                                    ARTICLE I

                                   Definitions

SECTION 1.01. Defined Terms....................................................1
SECTION 1.02. Classification of Loans and Borrowings..........................17
SECTION 1.03. Terms Generally.................................................17
SECTION 1.04. Accounting Terms; GAAP..........................................18


                                   ARTICLE II

                                   The Credits

SECTION 2.01. Commitments.....................................................18
SECTION 2.02. Loans and Borrowings............................................18
SECTION 2.03. Requests for Revolving Borrowings...............................19
SECTION 2.04. Competitive Bid Procedure.......................................20
SECTION 2.05. Letters of Credit...............................................22
SECTION 2.06. Funding of Borrowings...........................................27
SECTION 2.07. Interest Elections..............................................27
SECTION 2.08. Termination and Reduction of Commitments........................29
SECTION 2.09. Repayment of Loans; Evidence of Debt............................30
SECTION 2.10. Prepayment of Loans.............................................30
SECTION 2.11. Fees............................................................31
SECTION 2.12. Interest........................................................32
SECTION 2.13. Alternate Rate of Interest......................................33
SECTION 2.14. Increased Costs.................................................34
SECTION 2.15. Break Funding Payments..........................................35
SECTION 2.16. Taxes...........................................................36
SECTION 2.17. Payments Generally; Pro Rata Treatment; Sharing of Set-offs.....37
SECTION 2.18. Mitigation Obligations; Replacement of Lenders..................39
SECTION 2.19. Borrowing Subsidiaries..........................................40


                                   ARTICLE III

                         Representations and Warranties

SECTION 3.01. Financial Statements............................................40
SECTION 3.02. No Change.......................................................41
SECTION 3.03. Corporate Existence; Compliance with Law........................41

SECTION 3.04. Corporate Power; Authorization; Enforceable Obligations.........41
SECTION 3.05. No Legal Bar....................................................42
SECTION 3.06. No Material Litigation..........................................42
SECTION 3.07. No Default......................................................42
SECTION 3.08. Ownership of Property; Liens....................................42
SECTION 3.09. Taxes...........................................................43
SECTION 3.10. Federal Regulations.............................................43
SECTION 3.11. ERISA...........................................................43
SECTION 3.12. Investment Company Act; Other Regulations.......................44
SECTION 3.13. Purpose of Loans................................................44
SECTION 3.14. Environmental Matters...........................................44


                                   ARTICLE IV

                                   Conditions

SECTION 4.01. Conditions to Effectiveness.....................................45
SECTION 4.02. Conditions to Initial Extension of Credit to Any
              Borrowing Subsidiary............................................47
SECTION 4.03. Conditions to Each Extension of Credit..........................49


                                    ARTICLE V

                              Affirmative Covenants

SECTION 5.01. Financial Statements............................................50
SECTION 5.02. Certificates; Other Information.................................50
SECTION 5.03. Payment of Obligations..........................................51
SECTION 5.04. Conduct of Business and Maintenance of Existence................51
SECTION 5.05. Maintenance of Property; Insurance..............................51
SECTION 5.06. Inspection of Property; Books and Records; Discussions..........52
SECTION 5.07. Notices.........................................................52
SECTION 5.08. Environmental Laws..............................................52
SECTION 5.09. Ownership of the Company and Borrowing Subsidiaries.............53
SECTION 5.10. USA Patriot Act.................................................53


                                   ARTICLE VI

                               Negative Covenants

SECTION 6.01. Leverage Ratio..................................................54
SECTION 6.02. Limitation on Liens.............................................54
SECTION 6.03. Limitations on Fundamental Changes..............................54

                                   ARTICLE VII

                                Events of Default



                                  ARTICLE VIII

                                   The Agents



                                   ARTICLE IX

                                   Guarantees

SECTION 9.01. Guarantees......................................................59
SECTION 9.02. Subrogation, Contribution; Reimbursement or Indemnity...........60
SECTION 9.03. Modification of Obligations.....................................61
SECTION 9.04. Waiver..........................................................62
SECTION 9.05. Reinstatement...................................................63
SECTION 9.06. Payment of Obligations..........................................63


                                    ARTICLE X

                                  Miscellaneous

SECTION 10.01. Notices........................................................63
SECTION 10.02. Waivers; Amendments............................................64
SECTION 10.03. Expenses; Indemnity; Damage Waiver.............................65
SECTION 10.04. Successors and Assigns.........................................66
SECTION 10.05. Survival.......................................................69
SECTION 10.06. Counterparts; Integration; Effectiveness.......................69
SECTION 10.07. Severability...................................................70
SECTION 10.08. Right of Setoff................................................70
SECTION 10.09. Governing Law; Jurisdiction; Consent to Service of Process.....70
SECTION 10.10. WAIVER OF JURY TRIAL...........................................71
SECTION 10.11. Headings.......................................................71
SECTION 10.12. Confidentiality................................................71
SECTION 10.13. Interest Rate Limitation.......................................72
SECTION 10.14. Power of Attorney..............................................72
SECTION 10.15. Conversion of Currencies.......................................73
SECTION 10.16. USA Patriot Act................................................73

SCHEDULES:
----------
Schedule 1.01 -- Existing Projects
Schedule 2.01 -- Commitments
Schedule 6.02 -- Existing Liens


EXHIBITS:
---------
Exhibit A   -- Form of Assignment and Acceptance
Exhibit B-1 -- Form of Opinion of In-House Counsel of the Company
Exhibit B-2 -- Form of Opinions Relating to the Borrowing Subsidiaries Exhibit B-3 -- Form of Opinions Relating to the Guarantor and the Company
Exhibit C   -- Form of Joinder Agreement

                         FIVE-YEAR  CREDIT AGREEMENT dated as of August 12, 2004
                    (this "Agreement"), among UNION OIL COMPANY OF CALIFORNIA, the BORROWING SUBSIDIARIES from time to time party hereto, UNOCAL CORPORATION, the LENDERS from time to time party hereto, JPMORGAN CHASE BANK, as Administrative Agent and CITICORP USA, INC., as Syndication Agent.


     The Company (such term, and each other capitalized term used and not otherwise defined in these recitals having the meaning assigned to it in Article
I) has requested the Lenders to extend credit to enable the Borrowers to borrow on a revolving credit basis on and after the date hereof and at any time and from time to time prior to the Maturity Date a principal amount not in excess of $1,000,000,000 at any time outstanding. The Company has also requested the Lenders to (i) make up to $500,000,000 of such credit facility available in the form of letters of credit and (ii) establish procedures pursuant to which the Borrowers may invite the Lenders to bid on an uncommitted basis on short-term borrowings by the Borrowers maturing on or prior to the Maturity Date. The proceeds of borrowings hereunder are to be used to repay amounts outstanding, if any, under the Existing Credit Agreements and for working capital and general corporate purposes, including, without limitation, to backstop commercial paper.

     The Lenders and the Issuing Banks are willing to extend such credit to the Borrowers on the terms and subject to the conditions herein set forth.

     Accordingly, the parties hereto agree as follows:

                                    ARTICLE I

                                   Definitions

     SECTION 1.01. Defined Terms. As used in this Agreement, the following terms have the meanings specified below:

     "ABR", when used in reference to any Loan or Borrowing, refers to whether such Loan, or the Loans comprising such Borrowing, are bearing interest at a rate determined by reference to the Alternate Base Rate.

     "Administrative Agent" means JPMorgan Chase Bank, in its capacity as administrative agent for the Lenders hereunder.

     "Administrative Questionnaire" means an Administrative Questionnaire in a form supplied by the Administrative Agent.

     "Affiliate" means, as to any Person, (a) any other Person (except a Subsidiary of such Person) which, directly or indirectly, is in control of, is controlled by, or is under common control with, such Person or (b) any Person who is a director, officer, shareholder or partner (i) of such Person, (ii) of any Subsidiary of such Person or (iii) of any Person described in the preceding clause (a). For purposes of this definition, "control" of a Person means the power, directly or indirectly, either to (i) vote 10% or more of the securities having ordinary voting power for the election of directors of such Person or
(ii) direct or cause the direction of the management and policies of such Person whether by contract or otherwise.

     "Agents" means the Administrative Agent and the Syndication Agent.

     "Alternate Base Rate" means, for any day, a rate per annum equal to the greatest of (a) the Prime Rate in effect on such day and (b) the Federal Funds Effective Rate in effect on such day plus 1/2 of 1%. Any change in the Alternate Base Rate due to a change in the Prime Rate or the Federal Funds Effective Rate shall be effective from and including the effective date of such change in the Prime Rate or the Federal Funds Effective Rate, respectively.

     "Applicable Percentage" means, with respect to any Lender, the percentage of the total Commitments represented by such Lender's Commitment. If the Commitments have terminated or expired, the Applicable Percentages shall be determined based upon the Commitments most recently in effect, giving effect to any assignments.

     "Applicable Rate" means, for any day, with respect to any Eurodollar Revolving Loan, or with respect to the facility fees payable hereunder, as the case may be, the applicable rate per annum set forth below under the caption "Eurodollar Spread" or "Facility Fee Rate", as the case may be, based upon the ratings by Moody's and S&P, respectively, applicable on such date to the Index
Debt:

================================================================================
               Index Debt Ratings           Eurodollar Spread  Facility Fee Rate
                 S&P/Moody's                      (in bps)              (in bps)
                 -----------                      --------             --------
--------------------------------------------------------------------------------
Category 1:  A or higher/A2 or higher               21.5                    6.0
--------------------------------------------------------------------------------
Category 2:  A-/A3                                  29.5                    8.0
--------------------------------------------------------------------------------
Category 3:  BBB+/Baa1                              36.5                   11.0
--------------------------------------------------------------------------------
Category 4:  BBB/Baa2                               50.0                   12.5
--------------------------------------------------------------------------------
Category 5:  BBB-/Baa3                              60.0                   15.0
--------------------------------------------------------------------------------
Category 6:  lower than BBB-/lower than Baa3        80.0                   20.0
================================================================================

     For purposes of the foregoing, (i) if either Moody's or S&P shall not have in effect a rating for the Index Debt (other than by reason of the circumstances referred to in the last sentence of this definition), then such rating agency shall be deemed to have established a rating in Category 6; (ii) if the ratings established or deemed to have been established by Moody's and S&P for the Index Debt shall fall within different Categories, the Applicable Rate shall be based on the higher of the two ratings unless one of the ratings is two or more Categories lower than the other, in which case the Applicable Rate shall be determined by reference to the Category next above that of the lower of the two ratings; and (iii) if the ratings established or deemed to have been established by Moody's and S&P for the Index Debt shall be changed (other than as a result of a change in the rating system of Moody's or S&P), such change shall be effective as of the date on which it is first announced by the applicable rating agency. Each change in the Applicable Rate shall apply during the period commencing on the effective date of such change and ending on the date immediately preceding the effective date of the next such change. If the rating system of Moody's or S&P shall change, or if either such rating agency shall cease to be in the business of rating corporate debt obligations, the Company and the Lenders shall negotiate in good faith to amend this definition to reflect such changed rating system or the unavailability of ratings from such rating agency and, pending the effectiveness of any such amendment, the Applicable Rate shall be determined by reference to the rating most recently in effect prior to such change or cessation.

     "Assignment and Acceptance" means an assignment and acceptance entered into by a Lender and an assignee (with the consent of any party whose consent is required by Section 10.04), and accepted by the Administrative Agent, in the form of Exhibit A or any other form approved by the Administrative Agent.

     "Availability Period" means the period from and including the Effective Date to but excluding the earlier of the Maturity Date and the date of termination of the Commitments.

     "Board" means the Board of Governors of the Federal Reserve System of the United States of America.

     "Borrower" means the Company or a Borrowing Subsidiary.

     "Borrowing" means (a) Revolving Loans of the same Type, made, converted or continued on the same date and, in the case of Eurodollar Loans, as to which a single Interest Period is in effect, or (b) a Competitive Loan or group of Competitive Loans of the same Type made on the same date and as to which a single Interest Period is in effect.

     "Borrowing Request" means a request by a Borrower for a Revolving Borrowing in accordance with Section 2.03.

     "Borrowing Subsidiary" means each Subsidiary of the Company which has been designated by the Company as a "Borrowing Subsidiary" by written notice to the Administrative Agent.

     "Business Day" means any day that is not a Saturday, Sunday or other day on which commercial banks in New York City are authorized or required by law to remain closed; provided that, when used in connection with a Eurodollar Loan, the term "Business Day" shall also exclude any day on which banks are not open for dealings in dollar deposits in the London interbank market.

     "Change in Law" means (a) the adoption of any law, rule or regulation after the date of this Agreement, (b) any change in any law, rule or regulation or in the interpretation or application thereof by any Governmental Authority after the date of this Agreement or (c) compliance by any Lender or any Issuing Bank (or, for purposes of Section 2.14(b), by any lending office of such Lender or by such Lender's or such Issuing Bank's holding company, if any) with any request, guideline or directive (whether or not having the force of law) of any Governmental Authority made or issued after the date of this Agreement.

     "Class", when used in reference to any Loan or Borrowing, refers to whether such Loan, or the Loans comprising such Borrowing, are Revolving Loans or Competitive Loans.

     "Code" means the Internal Revenue Code of 1986, as amended from time to time.

     "Commitment" means, with respect to each Lender, the commitment of such Lender to make Revolving Loans hereunder, expressed as an amount representing the maximum permitted aggregate amount of such Lender's Revolving Credit Exposure hereunder, as such commitment may be (a) reduced from time to time pursuant to Section 2.08 and (b) reduced or increased from time to time pursuant to assignments by or to such Lender pursuant to Section 10.04. The initial amount of each Lender's Commitment is set forth on Schedule 2.01, or in the Assignment and Acceptance pursuant to which such Lender shall have assumed its Commitment, as applicable. The initial aggregate amount of the Lenders' Commitments is $1,000,000,000.

     "Commonly Controlled Entity" means an entity, whether or not incorporated, which is under common control with the Guarantor within the meaning of Section 4001 of ERISA or is part of a group which includes the Guarantor or the Company and which is treated as a single employer under Section 414 of the Code.

     "Company" means Union Oil Company of California, a California corporation.

     "Competitive Bid" means an offer by a Lender to make a Competitive Loan in accordance with Section 2.04.

     "Competitive Bid Rate" means, with respect to any Competitive Bid, the Margin or the Fixed Rate, as applicable, offered by the Lender making such Competitive Bid.

     "Competitive Bid Request" means a request by a Borrower for Competitive Bids in accordance with Section 2.04.

     "Competitive Loan" means a Loan made pursuant to Section 2.04.

                  "Consolidated Debt" means, at a particular date, the sum (without duplication) of all items which would, in conformity with GAAP, be classified on a consolidated balance sheet of the Guarantor and its Subsidiaries as at such date as (i) long term debt (including, without limitation, the current portion thereof), (ii) capital lease obligations (including, without limitation, the current portion thereof), and
(iii) other current liabilities for debt for borrowed money (other than, to the extent otherwise includable therein, accrued interest thereon which is not overdue); provided, however, that any amounts shown on the consolidated balance sheet of the Guarantor and its Subsidiaries for the Guarantor Convertible Debentures and Trust Convertible Preferred Securities, or for any other Guarantor-obligated mandatorily redeemable convertible preferred securities of a subsidiary trust holding solely convertible junior subordinated debentures of the Guarantor that are subordinate in right of payment to the principal of and interest on the Loans, shall not be included in Consolidated Debt (it being agreed that any senior debt obligations held by such a trust will be included in Consolidated Debt).

     "Consolidated Intangibles" means, at a particular date, all assets of the Guarantor and its consolidated Subsidiaries, determined on a consolidated basis, that would, in conformity with GAAP, be classified as intangible assets, including, without limitation, unamortized debt discount and expense, unamortized organization and reorganization expense, costs in excess of the fair market value of acquired companies, patents, trade or service marks, franchises, trade names, goodwill and the amount of all write-ups in the book value of assets resulting from any revaluation thereof (other than revaluations arising out of foreign currency valuations in conformity with GAAP).

     "Consolidated Tangible Net Assets" means, at a particular date, the amount equal to (a) the amount which would be included as assets on the consolidated balance sheet of the Guarantor and its consolidated Subsidiaries as at such date in accordance with GAAP minus (b) the sum of (i) Consolidated Intangibles and
(ii) the amount which would be included as current liabilities on such consolidated balance sheet in accordance with GAAP.

     "Continuing Directors" means all members of the board of directors of the Guarantor (a) who have held office continually since the date hereof, (b) who assumed office after the date hereof and who were appointed under the emergency provision contained in the Guarantor's by-laws as in effect on the date hereof, or (c) who assumed office after the date hereof and whose nomination for election by the Guarantor's stockholders was approved by a vote of at least 75% of the directors described in clauses (a) and (b) of this paragraph.

     "Contractual Obligation" means as to any Person, any provision of any security issued by such Person or of any agreement, instrument or other undertaking to which such Person is a party or by which it or any of its property is bound.

     "Default" means any event or condition which constitutes an Event of Default or which upon notice, lapse of time or both would become an Event of Default.

     "dollars" or "$" refers to lawful money of the United States of America.

     "Effective  Date"  means  the date on which  the  conditions  specified  in
Section 4.01 are satisfied (or waived in accordance with Section 10.02).

     "Environmental Laws" means any and all foreign, Federal, state, provincial, local or municipal laws, rules, orders, regulations, statutes, ordinances, codes, decrees, permits, licenses, authorizations or requirements of any Governmental Authority regulating, relating to or imposing liability or standards of conduct concerning any Hazardous Materials or environmental or health and safety protections, as now or hereafter in effect, including, without limitation, the Clean Water Act, the Comprehensive Environmental Response, Compensation and Liability Act, the Superfund Amendment and Reauthorization Act of 1986, the Emergency Planning and Community Right to Know Act, the Resource Conservation and Recovery Act, the Safe Drinking Water Act and the Toxic Substances Control Act, together, in each case, with each amendment, supplement or other modification thereto, and the regulations adopted and promulgated thereunder and all substitutions therefor.

     "ERISA" means the Employee Retirement Income Security Act of 1974, as amended from time to time.

     "Eurodollar", when used in reference to any Loan or Borrowing, refers to whether such Loan, or the Loans comprising such Borrowing, are bearing interest at a rate determined by reference to the LIBO Rate.

     "Event of Default" has the meaning assigned to such term in Article VII.

     "Excluded Taxes" means, with respect to the any Agent, any Lender, any Issuing Bank or any other recipient of any payment to be made by or on account of any obligation of any Borrower or the Guarantor hereunder, (a) income or franchise taxes imposed on (or measured by) its net income by the United States of America, or by the jurisdiction under the laws of which such recipient is organized or in which its principal office is located or, in the case of any Lender, in which its applicable lending office is located, (b) any branch profits taxes imposed by the United States of America or any similar tax imposed by any other jurisdiction described in clause (a) above and (c) in the case of a Foreign Lender (other than an assignee pursuant to a request by the Borrowers under Section 2.18(b)), any withholding tax imposed by the United States of America that (i) is in effect and would apply to amounts payable to such Foreign Lender at the time such Foreign Lender becomes a party to this Agreement (or designates a new lending office), except to the extent that such Foreign Lender (or its assignor, if any) was entitled, at the time of designation of a new lending office (or assignment), to receive additional amounts from the Borrowers or the Guarantor with respect to any withholding tax pursuant to Section 2.16(a), or (ii) is attributable to such Foreign Lender's failure to comply with
Section 2.16(e).

     "Existing Credit Agreements" means (i) the Second Amended and Restated 364-Day Credit Agreement dated as of October 3, 2003, and (ii) the Five-Year Credit Agreement dated as of October 31, 2001, each as amended to the date hereof, among the Company, the Subsidiaries party thereto, the Guarantor and the administrative agent, the syndication agent and the lenders party thereto.

     "Existing  Project"  means any of the  projects  listed  and  described  in
Schedule 1.01.

     "Federal Funds Effective Rate" means, for any day, the weighted average (rounded upwards, if necessary, to the next 1/100 of 1%) of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers, as published on the next succeeding Business Day by the Federal Reserve Bank of New York, or, if such rate is not so published for any day that is a Business Day, the average (rounded upwards, if necessary, to the next 1/100 of 1%) of the quotations for such day for such transactions received by the Administrative Agent from three Federal funds brokers of recognized standing selected by it.

     "Financing Lease" means any lease of property, real or personal, the obligations of the lessee in respect of which are required in accordance with GAAP to be capitalized on a balance sheet of the lessee.

     "Fixed Rate" means, with respect to any Competitive Loan (other than a Eurodollar Competitive Loan), the fixed rate of interest per annum specified by the Lender making such Competitive Loan in its related Competitive Bid.

     "Fixed  Rate Loan" means a  Competitive  Loan  bearing  interest at a Fixed
Rate.

     "Foreign Lender" means any Lender that is organized under the laws of a jurisdiction other than the United States of America, a State thereof or the District of Columbia.

     "GAAP" means generally accepted accounting principles in the United States of America.

     "Governmental Authority" means any nation, government, state or other political subdivision thereof or any entity exercising executive, legislative, judicial, regulatory or administrative functions of government.

     "Guarantee Obligation" means as to any Person (the "guaranteeing person"), any obligation of (a) the guaranteeing person or (b) another Person (including, without limitation, any bank under any letter of credit) to induce the creation of which the guaranteeing person has issued a reimbursement, counterindemnity or similar obligation, in either case guaranteeing or in effect guaranteeing any Indebtedness, leases, dividends or other obligations (the "primary obligations") of any other third Person (the "primary obligor") in any manner, whether directly or indirectly, including, without limitation, any obligation of the guaranteeing person, whether or not contingent, (i) to purchase any such primary obligation or any property constituting direct or indirect security therefor,
(ii) to advance or supply funds (1) for the purchase or payment of any such primary obligation or (2) to maintain working capital or equity capital of the primary obligor or otherwise to maintain the net worth or solvency of the primary obligor, (iii) to purchase property, securities or services primarily for the purpose of assuring the owner of any such primary obligation of the ability of the primary obligor to make payment of such primary obligation or (iv) otherwise to assure or hold harmless the owner of any such primary obligation against loss in respect thereof; provided, however, that the term Guarantee Obligation shall not include endorsements of instruments for deposit or collection in the ordinary course of business. The amount of any Guarantee Obligation of any guaranteeing person shall be deemed to be the lower of (a) an amount equal to the stated or determinable amount of the primary obligation in respect of which such Guarantee Obligation is made and (b) the maximum amount for which such guaranteeing person may be liable pursuant to the terms of the instrument embodying such Guarantee Obligation, unless such primary obligation and the maximum amount for which such guaranteeing person may be liable are not stated or determinable, in which case the amount of such Guarantee Obligation shall be such guaranteeing person's maximum reasonably anticipated liability in respect thereof as determined by the Company in good faith. For purposes of paragraph (e) of Article VII, no agreement in connection with any Project Indebtedness that guarantees performance of the acquisition, improvement, installation, design, engineering, construction, development, completion, maintenance or operation of all or any portion of, or the provision of products or services to, the Project that is financed by such Project Indebtedness or the performance by any Project Company of obligations to Persons other than the provider of such Project Indebtedness, and that does not under any circumstances, directly or indirectly, require the payment or purchase, or any accelerated funding of the payment or purchase, of such Project Indebtedness, shall be deemed to constitute a Guarantee Obligation.

     "Guarantor" means Unocal Corporation, a Delaware corporation.

     "Guarantor Convertible Debentures" means the Guarantor's 6 1/4% Convertible Junior Subordinated Debentures issued to Unocal Capital Trust.

     "Hazardous Materials" means any (i) petroleum or petroleum byproducts, radon gas, friable asbestos, urea formaldehyde foam insulation and (ii) any chemicals, substances, materials or wastes defined or regulated as hazardous or toxic under any Environmental Law.

     "Indebtedness" means of any Person at any date, (a) all indebtedness of such Person for borrowed money or for the deferred purchase price of property or services (other than current trade liabilities incurred in the ordinary course of business and payable in accordance with customary practices) or which is evidenced by a note, bond, debenture or similar instrument, (b) all obligations of such Person under Financing Leases, (c) all obligations of such Person in respect of acceptances issued or created for the account of such Person, (d) all liabilities secured by any Lien on any property owned by such Person even though such Person has not assumed or otherwise become liable for the payment thereof and (e) Guarantee Obligations and other contingent obligations of such Person in respect of another Person's indebtedness, obligations and liabilities of the type described in the foregoing clauses (a) through (d).

     "Indemnified Taxes" means Taxes other than Excluded Taxes.

     "Index Debt" means senior, unsecured, long-term indebtedness for borrowed money of the Company that is not guaranteed by any other Person or subject to any other credit enhancement.

     "Insolvency" means with respect to any Multiemployer Plan, the condition that such Plan is insolvent within the meaning of Section 4245 of ERISA.

     "Insolvent" means pertaining to a condition of Insolvency.

     "Interest Election Request" means a request by a Borrower to convert or continue a Revolving Borrowing in accordance with Section 2.07.

     "Interest Payment Date" means (a) with respect to any ABR Loan, the last day of each March, June, September and December, (b) with respect to any Eurodollar Loan, the last day of the Interest Period applicable to the Borrowing of which such Loan is a part and, in the case of a Eurodollar Borrowing with an Interest Period of more than three months' duration, each day prior to the last day of such Interest Period that occurs at intervals of three months' duration after the first day of such Interest Period and (c) with respect to any Fixed Rate Loan, the last day of the Interest Period applicable to the Borrowing of which such Loan is a part and, in the case of a Fixed Rate Borrowing with an Interest Period of more than 90 days' duration (unless otherwise specified in the applicable Competitive Bid Request), each day prior to the last day of such Interest Period that occurs at intervals of 90 days' duration after the first day of such Interest Period, and any other dates that are specified in the applicable Competitive Bid Request as Interest Payment Dates with respect to such Borrowing.

     "Interest Period" means (a) with respect to any Eurodollar Borrowing, the period commencing on the date of such Borrowing and ending on the numerically corresponding day in the calendar month that is one, two, three or six months thereafter, as the applicable Borrower may elect, and (b) with respect to any Fixed Rate Borrowing, the period (which shall not be less than 7 days or more than 360 days) commencing on the date of such Borrowing and ending on the date specified in the applicable Competitive Bid Request; provided that (i) if any Interest Period would end on a day other than a Business Day, such Interest Period shall be extended to the next succeeding Business Day unless, in the case of a Eurodollar Borrowing only, such next succeeding Business Day would fall in the next calendar month, in which case such Interest Period shall end on the next preceding Business Day and (ii) any Interest Period pertaining to a Eurodollar Borrowing that commences on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the last calendar month of such Interest Period) shall end on the last Business Day of the last calendar month of such Interest Period. For purposes hereof, the date of a Borrowing initially shall be the date on which such Borrowing is made and, in the case of a Revolving Borrowing, thereafter shall be the effective date of the most recent conversion or continuation of such Borrowing.

     "Issuing Bank" means, as the context may require, (a) JPMorgan Chase Bank, in its capacity as the issuer of Letters of Credit hereunder and (b) any other Lender that may become an Issuing Bank pursuant to Section 2.05(i) or (k), with respect to Letters of Credit issued by such Lender. An Issuing Bank may, in its discretion, arrange for one or more Letters of Credit to be issued by Affiliates of such Issuing Bank, in which case the term "Issuing Bank" shall include any such Affiliate with respect to Letters of Credit issued by such Affiliate.

     "Issuing Bank Agreement" has the meaning assigned to such term in Section 2.05(k).

     "Joinder Agreement" means a Joinder Agreement, substantially in the form of Exhibit C hereto, duly executed and delivered by the Company, the Guarantor and the Borrowing Subsidiary party thereto.

     "LC Commitment" means, as to each Issuing Bank, the Commitment of such Issuing Bank to issue Letters of Credit pursuant to Section 2.05.

     "LC Disbursement" means a payment made by an Issuing Bank pursuant to a Letter of Credit.

     "LC Exposure" means, at any time, the sum of (a) the aggregate undrawn amount of all outstanding Letters of Credit at such time plus (b) the aggregate amount of all LC Disbursements that have not yet been reimbursed by or on behalf of the Borrowers at such time. The LC Exposure of any Lender at any time shall be its Applicable Percentage of the total LC Exposure at such time.

     "Lenders" means the Persons listed on Schedule 2.01 and any other Person that shall have become a party hereto pursuant to an Assignment and Acceptance, other than any such Person that shall have ceased to be a party hereto pursuant to an Assignment and Acceptance.

     "Letter of Credit" means any letter of credit issued pursuant to this Agreement.

     "LIBO Rate" means, with respect to any Eurodollar Borrowing for any Interest Period, the rate appearing on Page 3750 of the Telerate Service (or on any successor or substitute page of such Service, or any successor to or substitute for such Service, providing rate quotations comparable to those currently provided on such page of such Service, as determined by the Administrative Agent from time to time for purposes of providing quotations of interest rates applicable to dollar deposits in the London interbank market) at approximately 11:00 a.m., London time, two Business Days prior to the commencement of such Interest Period, as the rate for dollar deposits with a maturity comparable to such Interest Period. In the event that such rate is not available at such time for any reason, then the "LIBO Rate" with respect to such Eurodollar Borrowing for such Interest Period shall be the rate (rounded upwards, if necessary, to the next 1/16 of 1%) at which dollar deposits of $5,000,000 and for a maturity comparable to such Interest Period are offered by the principal London office of the Administrative Agent in immediately available funds in the London interbank market at approximately

11:00 a.m., London time, two Business Days prior to the commencement of such Interest Period.

     "Lien" means any mortgage, pledge, hypothecation, assignment by way of security, deposit arrangement, encumbrance, lien (statutory or other), or preference, priority or other security agreement or preferential arrangement of any kind or nature whatsoever (including, without limitation, any conditional sale or other title retention agreement, any Financing Lease having substantially the same economic effect as any of the foregoing, and the filing of any financing statement under the Uniform Commercial Code or comparable law of any jurisdiction in respect of any of the foregoing).

     "Loan Documents" means this Agreement each promissory note delivered pursuant to this Agreement and all Joinder Agreements, as such documents may be amended, modified, supplemented or restated from time to time.

     "Loans" means the loans made by the Lenders to the Borrowers under this Agreement.

     "Margin" means, with respect to any Competitive Loan bearing interest at a rate based on the LIBO Rate, the marginal rate of interest, if any, to be added to or subtracted from the LIBO Rate to determine the rate of interest applicable to such Loan, as specified by the Lender making such Loan in its related Competitive Bid.

     "Material Adverse Effect" means a material adverse effect on (a) the financial position of the Guarantor and its Subsidiaries taken as a whole or (b) the ability of the Guarantor or any Borrower to pay when due the principal of or interest on any Loan or any other amount owing to the Lenders hereunder.

     "Material Enforceability Effect" means a material adverse effect on the validity or enforceability against the Guarantor or any Borrower of any Loan
Document or the rights or remedies of any Agent and/or any of the Lenders against the Guarantor or any Borrower under any Loan Document.

     "Material Guarantee Obligation" has the meaning assigned to such term in paragraph (e) of Article VII.

     "Material  Indebtedness" has the meaning assigned to such term in paragraph
(e) of Article VII.

     "Maturity Date" means the fifth anniversary of the date of this Agreement.

     "Moody's" means Moody's Investors Service, Inc.

     "Obligations" means all indebtedness, obligations and liabilities of the Company to any Agent and/or any of the Lenders incurred under or arising out of or in connection with this Agreement (including, without limitation, Article VI hereof) or any other Loan Document, whether for principal, LC Disbursements, interest, fees, expenses or otherwise.

     "Other Taxes" means any and all present or future recording, stamp, documentary, excise, transfer, sales, property or similar taxes, charges or levies arising from any payment made hereunder or from the execution, delivery or enforcement of, or otherwise with respect to, this Agreement.

     "Participant" has the meaning assigned to such term in Section 10.04(c).

     "PBGC" means the Pension Benefit Guaranty Corporation established pursuant to Subtitle A of Title IV of ERISA (or any successor thereto).

     "Permitted Liens" means, as applied to the Guarantor, the Company and their respective Subsidiaries:

     (a) Liens for taxes, assessments and governmental charges not delinquent or which are being contested in good faith by appropriate proceedings, provided that adequate reserves with respect thereto are maintained on the books of the Guarantor or its Subsidiaries, as the case may be, in conformity with GAAP or where the failure to pay such amounts is not reasonably likely to have a Material Adverse Effect;

     (b) carriers', warehousemen's, mechanics', materialmen's, repairmen's or other like Liens arising in the ordinary course of business which are not overdue for a period of more than 30 days or which are being contested in good faith by appropriate proceedings (with adequate reserves with respect thereto being maintained on the books of the Guarantor or its Subsidiaries, as the case may be, in conformity with GAAP);

     (c) pledges or deposits in connection with workers' compensation, unemployment insurance and other social security legislation and deposits securing liability to insurance carriers under insurance or self-insurance arrangements;

     (d) deposits to secure the performance of bids, trade contracts (other than for borrowed money), leases, statutory obligations, surety and appeal bonds, performance bonds and other obligations of a like nature incurred in the ordinary course of business;

     (e) easements, rights-of-way, restrictions and other similar encumbrances incurred in the ordinary course of business which, in the aggregate, are not substantial in amount and which do not in any case materially detract from the value of the property subject thereto or materially interfere with the ordinary conduct of the business of the Guarantor or such Subsidiary;

     (f) Liens securing Indebtedness owing by any Subsidiary of the Guarantor to the Guarantor or to any other Subsidiary of the Guarantor;

     (g) Liens on particular property to secure all or any part of (i) the cost of such property, (ii) the costs of exploration, drilling or development thereof, (iii) the costs of improvements thereto (including, without limitation, drilling or producing platforms located thereon) or repairs, alterations, construction or developments thereof or (iv) any Indebtedness incurred for the purpose of, or in connection with, financing all or any of such costs;

     (h) Liens on the property or assets of a Person which becomes a Subsidiary of the Guarantor after the date hereof securing Indebtedness which is not prohibited by this Agreement (after giving effect to the acquisition of such Subsidiary), provided that (i) such Liens existed at the time such Person became a Subsidiary of the Guarantor and were not created in anticipation thereof or were created solely for the purpose of securing Indebtedness representing, or incurred to finance, refinance or refund, the cost of acquisition of such Subsidiary, (ii) any such Lien is not spread to cover any additional property or assets of such corporation after the time such corporation becomes a Subsidiary, and (iii) no additional amount of Indebtedness shall be secured by such Liens in reliance upon the provisions of this clause;

     (i) Liens upon real and/or tangible personal property, which property was acquired after the Effective Date (by purchase, construction or otherwise) by the Guarantor or its Subsidiaries, each of which Liens either (i) existed on such property before the time of its acquisition and was not created in anticipation thereof or (ii) was created solely for the purpose of securing Indebtedness representing, or incurred to finance, refinance or refund, the cost (including the cost of construction) of the respective property; provided, however, that no such Lien shall extend to or cover any property of the Guarantor or such Subsidiary other than the respective property so acquired and improvements thereon;

     (j) Liens in favor of any Governmental Authority to secure partial, progress, advance or other payments, or performance of any other obligations, pursuant to any contract or statute or to secure any Indebtedness incurred for the purpose of financing all or any part of the purchase price or the cost of construction of the property subject to such Lien;

     (k) Liens on securities or other instruments arising out of custodial, depository, issuing agency or similar arrangements and securing only fees, costs, expenses and similar amounts owing to the custodian, depository or issuing agent in respect of such arrangement;

     (l) Liens in favor of operators of oil and gas properties arising under joint operating, unit or similar agreements which encumber the interest of the Company or its Subsidiaries in such properties and secure obligations of the Company or its Subsidiaries in respect of operating expenses and capital expenditures relating to such properties, the payment of which obligations is not delinquent;

     (m) Liens on cash and cash equivalents securing obligations with respect to commodity swaps, options or futures entered into through commodities trading markets in the ordinary course of business to hedge the Guarantor and its
Subsidiaries against fluctuations in the price of natural gas, oil or oil-related products or with respect to interest rate or currency swap, cap or collar agreements, interest rate or currency future or option agreements or similar agreements to hedge against fluctuations in interest rates or currency exchange rates; provided that the aggregate amount of cash and cash equivalents subject to such Liens may at no time exceed $250,000,000;

     (n) Liens on any assets (including, without limitation, streams of revenues) of, and/or any stock or other ownership interest in, any Project
Company to secure Indebtedness or other obligations of such Project Company incurred for the purpose of financing the cost of acquisition, development and/or operation of a Project, or refunding to the Guarantor or any of its Subsidiaries any such cost originally financed by it;

     (o) Liens existing on the date hereof and set forth in Schedule 6.02; provided that (i) no such Lien shall apply to any other property or asset of the Guarantor, the Company or any Subsidiary and (ii) each such Lien shall secure only those obligations which it secures on the date hereof;

     (p) Liens not otherwise permitted by this definition securing an aggregate amount of Indebtedness at any one time outstanding of the Guarantor and its Subsidiaries not to exceed on any date 15% of the book value (as reported on the most recent balance sheet delivered pursuant to subsection 5.01(a)) of the Consolidated Tangible Net Assets of the Guarantor and its consolidated Subsidiaries;

     (q) bankers liens and rights of setoff; and

     (r) any extension, renewal or replacement (or successive extensions, renewals or replacements), in whole or in part, of any Lien referred to in the foregoing clauses (other than clauses (f) and (m)); provided, however, that the principal amount of Indebtedness secured thereby shall not exceed the principal amount of Indebtedness so secured at the time of such extension, renewal or replacement, and that such extension, renewal or replacement Lien shall be limited to all or a part of the property which secured the Lien so extended renewed or replaced (plus improvements on such property).

     "Person" means an individual,  partnership,  corporation,  business  trust,
joint  stock  company,  trust,   unincorporated   association,   joint  venture,
Governmental Authority or other entity of whatever nature.

     "Plan" means, at a particular time, any employee benefit plan which is covered by ERISA and in respect of which the Guarantor, the Company or a Commonly Controlled Entity is (or, if such plan were terminated at such time, would under Section 4069 of ERISA be deemed to be) an "employer" as defined in
Section 3(5) of ERISA.

     "Prime Rate" means the rate of interest per annum publicly announced from time to time by JPMorgan Chase Bank as its prime rate in effect at its principal office in New York City; each change in the Prime Rate shall be effective from and including the date such change is publicly announced as being effective.

     "Project" means (a) any Existing Project and (b) any power-generation, oil, gas, geothermal and/or chemical production, pipeline, transmission and/or processing project acquired or constructed after the Effective Date (or, in the case of any oil, gas or geothermal production project, initially developed after the Effective Date), and activities incidental to any such Existing Project or other project, with respect to which project lenders have made or will make loans primarily in reliance upon the value of and/or expected cash flow from the assets and operations of such Existing Project or other project. For the avoidance of doubt, the term "Project" may include all or any portion of oil and gas field developments within a production sharing contract or agreement.

     "Project Company" means any entity, other than any Borrower, which is a direct or indirect Subsidiary of the Guarantor or other entity in which the Guarantor or any of its Subsidiaries has an equity interest, and which in each case (a) was created for the purpose of acquiring, developing and/or operating a Project (and other purposes that are not material in relation to such Project as a whole) and/or financing the costs of such acquisition, development and/or operation, or for the purpose of owning any equity interest in such Project or another Project Company related to such Project and (b) has no material assets other than those related to such Project (including the operation or financing of such Project), such direct or indirect equity interests in such Project or any such Project Company and temporary liquid investments held for money management purposes.

     "Project Indebtedness" means any Indebtedness of a Project Company incurred to finance the related Project.

     "Properties" has the meaning assigned to such term in Section 3.14.

     "Publicly Disclosed" has the meaning assigned to such term in Section 3.03.

     "Register" has the meaning assigned to such term in Section 10.04.

     "Related Parties" means, with respect to any specified Person, such Person's Affiliates and the respective directors, officers, employees, agents and advisors of such Person and such Person's Affiliates.

     "Reorganization"   means  with  respect  to  any  Multiemployer  Plan,  the
condition that such plan is in reorganization within the meaning of Section 4241 of ERISA.

     "Reportable Event" means any of the events set forth in Section 4043(c) of ERISA, other than those events described in subsections 4043(c) (9), (11) and
(12) and those events as to which the thirty day notice period is waived.

     "Required Lenders" means, at any time, Lenders having Revolving Credit Exposures and unused Commitments representing at least a majority of the sum of the total Revolving Credit Exposures and unused Commitments at such time; provided that, for purposes of declaring the Loans to be due and payable pursuant to Article VII, and for all purposes after the Loans become due and payable pursuant to Article VII or the Commitments expire or terminate, the outstanding Competitive Loans of the Lenders shall be included in their respective Revolving Credit Exposures in determining the Required Lenders.

     "Requirement of Law" means as to any Person, the Certificate of Incorporation and By-Laws or other organizational or governing documents of such Person, and any law, treaty, rule or regulation or final adjudication or determination, as the case may be, of an arbitrator or a court or other Governmental Authority, in each case applicable to or binding upon such Person or any of its property or to which such Person or any of its property is subject.

     "Responsible Officer" means as to the Guarantor or the Company, the Chief Financial Officer, Comptroller, any Assistant Comptroller, Treasurer or any Assistant Treasurer of the Guarantor or the Company, respectively, and as to any Borrowing Subsidiary, any Vice President, Chief Financial Officer, Comptroller, any Assistant Comptroller, Treasurer or any Assistant Treasurer of such Borrowing Subsidiary.

     "Revolving Credit Exposure" means, with respect to any Lender at any time, the sum of the outstanding principal amount of such Lender's Revolving Loans and its LC Exposure at such time.

     "Revolving Loan" means a Loan made pursuant to Sections 2.01 and 2.03.

     "S&P"  means  Standard  &  Poor's  Rating  Services,   a  division  of  The
McGraw-Hill Companies, Inc.

     "Significant Subsidiaries" means the collective reference to each Subsidiary of the Guarantor which, on the date of determination thereof, has total assets equal to 5% or more of the total consolidated assets of the Guarantor and its Subsidiaries, as shown on the latest financial statements of the Guarantor and its consolidated Subsidiaries delivered pursuant to subsection 5.01(a) (or, during the period prior to the delivery of any such financial statements pursuant to subsection 5.01(a), pursuant to subsection 3.01(a)).

     "Single Employer Plan" means any Plan which is covered by Title IV of ERISA, but which is not a Multiemployer Plan.

     "Subsidiary" means as to any Person, a corporation, partnership or other entity of which shares of stock or other ownership interests having ordinary voting power (other than stock or such other ownership interests having such power only by reason of the happening of a contingency) to elect a majority of the board of directors or other managers of such corporation, partnership or other entity are at the time owned, or the management of which is otherwise controlled, directly or indirectly through one or more intermediaries, or both, by such Person. Unless otherwise qualified, all references to a "Subsidiary" or to "Subsidiaries" in this Agreement shall refer to a Subsidiary or Subsidiaries of the Guarantor.

     "Subsidiary Obligations" means all indebtedness, obligations and liabilities of each Borrowing Subsidiary to any Agent and/or any of the Lenders incurred under or arising out of or in connection with this Agreement or any other Loan

Document, whether for principal, LC Disbursements, interest, fees, expenses or otherwise.

     "Syndication   Agent"  means   Citicorp  USA,  Inc.,  in  its  capacity  as
syndication agent for the Lenders hereunder.

     "Taxes" means any and all present or future taxes, levies, imposts, duties, deductions, charges or withholdings imposed by any Governmental Authority.

     "Total Stockholders' Equity" means, at a particular date, an amount equal to the sum, without duplication, of (i) the total stockholders' equity of the Guarantor and its consolidated Subsidiaries and (ii) any Guarantor-obligated mandatorily redeemable convertible preferred securities of a subsidiary trust holding solely convertible junior subordinated debentures of the Guarantor that are subordinate in right of payment to the principal of and interest on the Loans, all as shown (or to be shown) on the Guarantor's consolidated balance sheet as at the end of such fiscal quarter delivered (or to be delivered) pursuant to Section 5.01(a).

     "Trust Convertible Preferred Securities" means the 6 1/4% Trust Convertible Preferred Securities of Unocal Capital Trust.

     "Type", when used in reference to any Loan or Borrowing, refers to whether the rate of interest on such Loan, or on the Loans comprising such Borrowing, is determined by reference to the LIBO Rate, the Alternate Base Rate or, in the case of a Competitive Loan or Borrowing, a Fixed Rate.

     "Wholly Owned Subsidiary" means a Subsidiary of which securities (except for directors' qualifying shares) or other ownership interests representing 100% of the equity interests in such Subsidiary are, at the time any determination is being made, owned, controlled or held, directly or indirectly, by the Company.

     SECTION 1.02. Classification of Loans and Borrowings. For purposes of this Agreement, Loans may be classified and referred to by Class (e.g., a "Revolving Loan") or by Type (e.g., a "Eurodollar Loan") or by Class and Type (e.g., a "Eurodollar Revolving Loan"). Borrowings also may be classified and referred to by Class (e.g., a "Revolving Borrowing") or by Type (e.g., a "Eurodollar Borrowing") or by Class and Type (e.g., a "Eurodollar Revolving Borrowing").

     SECTION 1.03. Terms Generally. The definitions of terms herein shall apply equally to the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words "include", "includes" and "including" shall be deemed to be followed by the phrase "without limitation". The word "will" shall be construed to have the same meaning and effect as the word "shall". Unless the context requires otherwise (a) any definition of or reference to any agreement, instrument or other document herein shall be construed as referring to such agreement, instrument or other document as from time to time amended, supplemented or otherwise modified (subject to any restrictions on such amendments, supplements or modifications set forth herein), (b) any reference herein to any Person shall be construed to include such Person's successors and assigns, (c) the words "herein", "hereof" and "hereunder", and words of similar import, shall be construed to refer to this Agreement in its entirety and not to any particular provision hereof, (d) all references herein to Articles, Sections, Exhibits and Schedules shall be construed to refer to Articles and Sections of, and Exhibits and Schedules to, this Agreement, (e) the words "asset" and "property" shall be construed to have the same meaning and effect and to refer to any and all tangible and intangible assets and properties, including cash, securities, accounts and contract rights and (f) all references herein to the "date hereof" or the "date of this Agreement" shall be construed as referring to August 12, 2004; provided that all obligations of the Borrowers accrued under the Existing Credit Agreement and not paid shall continue to be obligations of the Borrowers under this Agreement. References herein to the taking of any action hereunder of an administrative nature by any Borrower shall be deemed to include references to the Company taking such action on such Borrower's behalf and the Agents are expressly authorized to accept any such action taken by the Company as having the same effect as if taken by such Borrower. Any notice given to the Company shall be deemed to have been given simultaneously to each Borrower.

     SECTION 1.04. Accounting Terms; GAAP. Except as otherwise expressly provided herein, all terms of an accounting or financial nature shall be construed in accordance with GAAP, as in effect from time to time; provided that, if the Company notifies the Administrative Agent that the Company or the Guarantor requests an amendment to any provision hereof to eliminate the effect of any change occurring after the date hereof in GAAP or in the application thereof on the operation of such provision (or if the Administrative Agent notifies the Company that the Required Lenders request an amendment to any provision hereof for such purpose), regardless of whether any such notice is given before or after such change in GAAP or in the application thereof, then such provision shall be interpreted on the basis of GAAP as in effect and applied immediately before such change shall have become effective until such notice shall have been withdrawn or such provision amended in accordance herewith.

                                   ARTICLE II

                                   The Credits

     SECTION 2.01. Commitments. Subject to the terms and conditions set forth herein, each Lender agrees to make Revolving Loans to the Borrowers from time to time during the Availability Period in an aggregate principal amount that will not result in (a) such Lender's Revolving Credit Exposure exceeding such Lender's Commitment or (b) the sum of the total Revolving Credit Exposures plus the aggregate principal amount of outstanding Competitive Loans exceeding the total Commitments. Within the foregoing limits and subject to the terms and conditions set forth herein, the Borrowers may borrow, prepay and reborrow Revolving Loans during the Availability Period.

     SECTION 2.02. Loans and Borrowings. (a) Each Revolving Loan shall be made as part of a Borrowing consisting of Revolving Loans made by the Lenders ratably in accordance with their respective Commitments. Each Competitive Loan shall be made in accordance with the procedures set forth in Section 2.04. The failure of any Lender to make any Loan required to be made by it shall not relieve any other Lender of its obligations hereunder; provided that the Commitments and Competitive Bids of the Lenders are several and no Lender shall be responsible for any other Lender's failure to make Loans as required.

     (b) Subject to Section 2.13, (i) each Revolving Borrowing shall be comprised entirely of ABR Loans or Eurodollar Loans as the applicable Borrower may request in accordance herewith, and (ii) each Competitive Borrowing shall be comprised entirely of Eurodollar Loans or Fixed Rate Loans as the applicable Borrower may request in accordance herewith. Each Lender at its option may make any Eurodollar Loan by causing any domestic or foreign branch or Affiliate of such Lender to make such Loan; provided that any exercise of such option shall not affect the obligation of any Borrower to repay such Loan in accordance with the terms of this Agreement.

     (c) At the commencement of each Interest Period for any Eurodollar Revolving Borrowing, such Borrowing shall be in an aggregate amount that is an integral multiple of $5,000,000 and not less than $20,000,000. At the time that each ABR Revolving Borrowing is made, such Borrowing shall be in an aggregate amount that is an integral multiple of $5,000,000 and not less than $20,000,000; provided that an ABR Revolving Borrowing may be in an aggregate amount that is equal to the entire unused balance of the total Commitments or that is required to finance the reimbursement of an LC Disbursement as contemplated by Section 2.05(e). Each Competitive Borrowing shall be in an aggregate amount that is an integral multiple of $10,000,000 and not less than $10,000,000. Borrowings of more than one Type and Class may be outstanding at the same time; provided that there shall not at any time be more than a total of five Eurodollar Revolving Borrowings outstanding.

     (d) Notwithstanding any other provision of this Agreement, no Borrower shall be entitled to request, or to elect to convert or continue, any Revolving Borrowing if the Interest Period requested with respect thereto would end after the Maturity Date.

     SECTION 2.03. Requests for Revolving Borrowings. To request a Revolving Borrowing, the applicable Borrower shall notify the Administrative Agent of such request by telephone (a) in the case of a Eurodollar Borrowing, not later than 12:00 noon, New York City time, three Business Days before the date of the proposed Borrowing and (b) in the case of an ABR Borrowing, not later than 12:00 noon, New York City time, on the Business Day of the proposed Borrowing; provided that any such notice of an ABR Revolving Borrowing to finance the reimbursement of an LC Disbursement as contemplated by Section 2.05 (e) may be given not later than 10:00 a.m., New York City time, on the date of the proposed Borrowing. Each such telephonic Borrowing Request shall be irrevocable and shall be confirmed promptly by hand delivery or telecopy to the Administrative Agent of a written Borrowing Request in a form approved by the Administrative Agent and signed by the applicable Borrower. Each such telephonic and written Borrowing Request shall specify the following information in compliance with
Section 2.02:

          (i) the Borrower requesting such Borrowing;

          (ii) the aggregate amount of the requested Borrowing;

          (iii)the date of such Borrowing, which shall be a Business Day;

          (iv) whether such Borrowing is to be an ABR Borrowing or a Eurodollar Borrowing;

          (v) in the case of a Eurodollar Borrowing, the initial Interest Period to be applicable thereto, which shall be a period contemplated by the definition of the term "Interest Period"; and

          (vi) the location and number of the Borrower's account to which funds are to be disbursed, which shall comply with the requirements of Section 2.06.

If no election as to the Type of Revolving Borrowing is specified, then the requested Revolving Borrowing shall be an ABR Borrowing. If no Interest Period is specified with respect to any requested Eurodollar Revolving Borrowing, then the applicable Borrower shall be deemed to have selected an Interest Period of one month's duration. Promptly following receipt of a Borrowing Request in accordance with this Section, the Administrative Agent shall advise each Lender of the details thereof and of the amount of such Lender's Loan to be made as part of the requested Borrowing.

     SECTION 2.04. Competitive Bid Procedure. (a) Subject to the terms and conditions set forth herein, from time to time during the Availability Period any Borrower may request Competitive Bids and may (but shall not have any obligation to) accept Competitive Bids and borrow Competitive Loans; provided that the sum of the total Revolving Credit Exposures plus the aggregate principal amount of outstanding Competitive Loans at any time shall not exceed the total Commitments. To request Competitive Bids, a Borrower shall notify the Administrative Agent of such request by telephone, in the case of a Eurodollar Borrowing, not later than 11:00 a.m., New York City time, four Business Days before the date of the proposed Borrowing and, in the case of a Fixed Rate Borrowing, not later than 10:00 a.m., New York City time, one Business Day before the date of the proposed Borrowing; provided that the Borrowers may submit up to (but not more than) three Competitive Bid Requests on the same day, but a Competitive Bid Request shall not be made within five Business Days after the date of any previous Competitive Bid Request, unless any and all such previous Competitive Bid Requests shall have been withdrawn or all Competitive Bids received in response thereto rejected. Each such telephonic Competitive Bid Request shall be confirmed promptly by hand delivery or telecopy to the Administrative Agent of a written Competitive Bid Request in a form approved by the Administrative Agent and signed by the applicable Borrower. Each such telephonic and written Competitive Bid Request shall specify the following information in compliance with Section 2.02:

          (i) the Borrower requesting such Borrowing;

          (ii) the aggregate amount of the requested Borrowing;

          (iii)the date of such Borrowing, which shall be a Business Day;

          (iv) whether such Borrowing is to be a Eurodollar Borrowing or a Fixed Rate Borrowing;

          (v) the Interest Period to be applicable to such Borrowing, which shall be a period contemplated by the definition of the term "Interest Period" and shall end no later than the Maturity Date; and

          (vi) the location and number of the Borrower's account to which funds are to be disbursed, which shall comply with the requirements of Section 2.06.

Promptly  following receipt of a Competitive Bid Request in accordance with this
Section 2.04, the Administrative Agent shall notify the Lenders of the details thereof by telecopy, inviting the Lenders to submit Competitive Bids.

     (b) Each Lender may (but shall not have any obligation to) make one or more Competitive Bids to the applicable Borrower in response to a Competitive Bid Request. Each Competitive Bid by a Lender must be in a form approved by the Administrative Agent and must be received by the Administrative Agent by telecopy, in the case of a Eurodollar Competitive Borrowing, not later than 9:30 a.m., New York City time, three Business Days before the proposed date of such Competitive Borrowing, and in the case of a Fixed Rate Borrowing, not later than 9:30 a.m., New York City time, on the proposed date of such Competitive Borrowing. Competitive Bids that do not conform substantially to the form approved by the Administrative Agent may be rejected by the Administrative Agent, and the Administrative Agent shall notify the applicable Lender as promptly as practicable. Each Competitive Bid shall specify (i) the principal amount (which shall be a minimum of $10,000,000 and an integral multiple of $10,000,000 and which may equal the entire principal amount of the Competitive Borrowing requested by the applicable Borrower) of the Competitive Loan or Loans that the Lender is willing to make, (ii) the Competitive Bid Rate or Rates at which the Lender is prepared to make such Loan or Loans (expressed as a percentage rate per annum in the form of a decimal to no more than four decimal places) and (iii) the Interest Period applicable to each such Loan and the last day thereof.

     (c) The Administrative Agent shall promptly notify the applicable Borrower by telecopy of the Competitive Bid Rate and the principal amount specified in each Competitive Bid and the identity of the Lender that shall have made such Competitive Bid.

     (d) Subject only to the provisions of this paragraph, the applicable Borrower may accept or reject any Competitive Bid. The applicable Borrower shall notify the Administrative Agent by telephone, confirmed by telecopy in a form approved by the Administrative Agent, whether and to what extent it has decided to accept or reject each Competitive Bid, in the case of a Eurodollar Competitive Borrowing, not later than

10:30 a.m., New York City time, three Business Days before the date of the proposed Competitive Borrowing, and in the case of a Fixed Rate Borrowing, not later than 10:30 a.m., New York City time, on the proposed date of the Competitive Borrowing; provided that (i) the failure of such Borrower to give such notice shall be deemed to be a rejection of each Competitive Bid, (ii) such Borrower shall not accept a Competitive Bid made at a particular Competitive Bid Rate if such Borrower rejects a Competitive Bid made at a lower Competitive Bid Rate, (iii) the aggregate amount of the Competitive Bids accepted by such Borrower shall not exceed the aggregate amount of the requested Competitive Borrowing specified in the related Competitive Bid Request, (iv) to the extent necessary to comply with clause (iii) above, such Borrower may accept Competitive Bids at the same Competitive Bid Rate in part, which acceptance, in the case of multiple Competitive Bids at such Competitive Bid Rate, shall be made pro rata in accordance with the amount of each such Competitive Bid, and
(v) except pursuant to clause (iv) above, no Competitive Bid shall be accepted for a Competitive Loan unless such Competitive Loan is in a minimum principal amount of $10,000,000 and an integral multiple of $10,000,000; provided further that if a Competitive Loan must be in an amount less than $10,000,000 because of the provisions of clause (iv) above, such Competitive Loan may be for a minimum of $1,000,000 or any integral multiple thereof, and in calculating the pro rata allocation of acceptances of portions of multiple Competitive Bids at a particular Competitive Bid Rate pursuant to clause (iv) the amounts shall be rounded to integral multiples of $1,000,000 in a manner determined by the applicable Borrower. A notice given by a Borrower pursuant to this paragraph shall be irrevocable.

     (e) The Administrative Agent shall promptly notify each bidding Lender by telecopy whether or not its Competitive Bid has been accepted (and, if so, the amount and Competitive Bid Rate so accepted), and each successful bidder will thereupon become bound, subject to the terms and conditions hereof, to make the Competitive Loan in respect of which its Competitive Bid has been accepted.

     (f) If the Administrative Agent shall elect to submit a Competitive Bid in its capacity as a Lender, it shall submit such Competitive Bid directly to the applicable Borrower at least one quarter of an hour earlier than the time by which the other Lenders are required to submit their Competitive Bids to the Administrative Agent pursuant to paragraph (b) of this Section.

     SECTION 2.05. Letters of Credit. (a) General. Subject to the terms and conditions set forth herein, any Borrower may request the issuance of Letters of Credit for its own account, in a form reasonably acceptable to the Administrative Agent and the applicable Issuing Bank, at any time and from time to time during the Availability Period. In the event of any inconsistency between the terms and conditions of this Agreement and the terms and conditions of any form of letter of credit application or other agreement submitted by the applicable Borrower to, or entered into by the applicable Borrower with, the applicable Issuing Bank relating to any Letter of Credit, the terms and conditions of this Agreement shall control.

     (b) Notice of Issuance, Amendment, Renewal, Extension; Certain Conditions. To request the issuance of a Letter of Credit (or the amendment, renewal or extension of an outstanding Letter of Credit), the applicable Borrower shall hand deliver or telecopy (or transmit by electronic communication, if arrangements for doing so have been approved by the applicable Issuing Bank) to the applicable Issuing Bank and the Administrative Agent (reasonably in advance of the requested date of issuance, amendment, renewal or extension) a notice requesting the issuance of a Letter of Credit, or identifying the Letter of Credit to be amended, renewed or extended, and specifying the date of issuance, amendment, renewal or extension (which shall be a Business Day), the date on which such Letter of Credit is to expire (which shall comply with paragraph (c) of this Section), the amount of such Letter of Credit, the name and address of the beneficiary thereof and such other information as shall be necessary to prepare, amend, renew or extend such Letter of Credit. If requested by such Issuing Bank, the applicable Borrower also shall submit a letter of credit application on such Issuing Bank's standard form in connection with any request for a Letter of Credit. A Letter of Credit shall be issued, amended, renewed or extended only if (and upon issuance, amendment, renewal or extension of each Letter of Credit the Borrower shall be deemed to represent and warrant that),
(x) after giving effect to such issuance, amendment, renewal or extension (i) the applicable Issuing Bank's LC Exposure shall not exceed such Issuing Bank's LC Commitment, (ii) the aggregate LC Exposure of all Issuing Banks shall not exceed $500,000,000 and (iii) the sum of the total Revolving Credit Exposures plus the aggregate principal amount of outstanding Competitive Loans shall not exceed the total Commitments and (y) the Issuing Bank has not received, on or prior to the date of such requested issuance, amendment, renewal or extension, a notice from the Administrative Agent or any Lender that the conditions set forth in Section 4.03 have not been satisfied.

     (c) Expiration Date. Each Letter of Credit shall expire at or prior to the close of business on the earlier of (i) the date one year after the date of the issuance of such Letter of Credit (or, in the case of any renewal or extension thereof, one year after such renewal or extension) and (ii) the date that is five Business Days prior to the Maturity Date.

     (d) Participations. By the issuance of a Letter of Credit (or an amendment to a Letter of Credit increasing the amount thereof) and without any further action on the part of the applicable Issuing Bank or the Lenders, such Issuing Bank hereby grants to each Lender, and each Lender hereby acquires from such Issuing Bank, a participation in such Letter of Credit equal to such Lender's Applicable Percentage of the aggregate amount available to be drawn under such Letter of Credit. In consideration and in furtherance of the foregoing, each Lender hereby absolutely and unconditionally agrees to pay to the Administrative Agent, for the account of such Issuing Bank, such Lender's Applicable Percentage of each LC Disbursement made by such Issuing Bank and not reimbursed by the applicable Borrower on the date due as provided in paragraph (e) of this Section 2.05, or of any reimbursement payment required to be refunded to the applicable Borrower for any reason. Each Lender acknowledges and agrees that its obligation to acquire participations pursuant to this paragraph in respect of Letters of Credit is absolute and unconditional and shall not be affected by any circumstance whatsoever, including any amendment, renewal or extension of any Letter of Credit or the occurrence and continuance of a Default or reduction or termination of the Commitments, and that each such payment shall be made without any offset, abatement, withholding or reduction whatsoever.

     (e) Reimbursement. If an Issuing Bank shall make any LC Disbursement in respectof a Letter of Credit, the applicable Borrower shall reimburse such LC Disbursement by paying to the Administrative Agent an amount equal to such LC Disbursement not later than 12:00 noon, New York City time, on the Business Day next following the date on which the applicable Borrower shall have received notice of such LC Disbursement prior to 2:00 p.m., New York City time, on such date; provided that, if such LC Disbursement is not less than $20,000,000, the applicable Borrower may, subject to the conditions to borrowing set forth herein, request in accordance with Section 2.03 that such payment be financed with an ABR Revolving Borrowing in an equivalent amount and, to the extent so financed, the applicable Borrower's obligation to make such payment shall be discharged and replaced by the resulting ABR Revolving Borrowing. If the applicable Borrower fails to make such payment when due, the Administrative Agent shall notify each Lender of the applicable LC Disbursement, the payment then due from the applicable Borrower in respect thereof and such Lender's Applicable Percentage thereof. Promptly following receipt of such notice, each Lender shall pay to the Administrative Agent its Applicable Percentage of the payment then due from the applicable Borrower, in the same manner as provided in
Section 2.06 with respect to Loans made by such Lender (and Section 2.06 shall apply, mutatis mutandis, to the payment obligations of the Lenders), and the Administrative Agent shall promptly pay to such Issuing Bank the amounts so received by it from the Lenders. Promptly following receipt by the Administrative Agent of any payment from the applicable Borrower pursuant to this paragraph, the Administrative Agent shall distribute such payment to such Issuing Bank or, to the extent that the Lenders have made payments pursuant to this paragraph to reimburse such Issuing Bank, then to such Lenders and such Issuing Bank as their interests may appear. Any payment made by a Lender pursuant to this paragraph to reimburse such Issuing Bank for any LC
Disbursement (other than the funding of ABR Revolving Loans as contemplated above) shall not constitute a Loan and shall not relieve the Borrower of its obligation to reimburse such LC Disbursement.

     (f) Obligations Absolute. The applicable Borrower's obligation to reimburse LC Disbursements as provided in paragraph (e) of this Section shall be absolute, unconditional and irrevocable, and shall be performed strictly in accordance with the terms of this Agreement under any and all circumstances whatsoever and irrespective of (i) any lack of validity or enforceability of any Letter of Credit or this Agreement, or any term or provision therein, (ii) any draft or other document presented under a Letter of Credit proving to be forged, fraudulent or invalid in any respect or any statement therein being untrue or inaccurate in any respect, (iii) payment by an Issuing Bank under a Letter of Credit against presentation of a draft or other document that does not comply with the terms of such Letter of Credit, or (iv) any other event or circumstance whatsoever, whether or not similar to any of the foregoing, that might, but for the provisions of this Section, constitute a legal or equitable discharge of, or provide a right of setoff against, the applicable Borrower's obligations hereunder. Neither the

Administrative Agent, the Lenders nor the Issuing Banks, nor any of their Related Parties, shall have any liability or responsibility by reason of or in connection with the issuance or transfer of any Letter of Credit or any payment or failure to make any payment thereunder (irrespective of any of the circumstances referred to in the preceding sentence), or any error, omission, interruption, loss or delay in transmission or delivery of any draft, notice or other communication under or relating to any Letter of Credit (including any document required to make a drawing thereunder), any error in interpretation of technical terms or any consequence arising from causes beyond the control of an Issuing Bank; provided that the foregoing shall not be construed to excuse an Issuing Bank from liability to the applicable Borrower to the extent of any direct damages (as opposed to consequential damages, claims in respect of which are hereby waived by the applicable Borrower to the extent permitted by applicable law) suffered by the applicable Borrower that are caused by such Issuing Bank's failure to exercise care when determining whether drafts and other documents presented under a Letter of Credit comply with the terms thereof. The parties hereto expressly agree that, in the absence of gross negligence or willful misconduct on the part of an Issuing Bank, the Issuing Banks shall be deemed to have exercised care in each such determination. In furtherance of the foregoing and without limiting the generality thereof, the parties agree that, with respect to documents presented which appear on their face to be in substantial compliance with the terms of a Letter of Credit, an Issuing Bank may, in its sole discretion, either accept and make payment upon such documents without responsibility for further investigation, regardless of any notice or information to the contrary, or refuse to accept and make payment upon such documents if such documents are not in strict compliance with the terms of such Letter of Credit.

     (g) Disbursement Procedures. The applicable Issuing Bank shall, promptly following its receipt thereof, examine all documents purporting to represent a demand for payment under a Letter of Credit. Such Issuing Bank shall promptly notify the Administrative Agent and the applicable Borrower by telephone (confirmed by telecopy) of such demand for payment and whether such Issuing Bank has made or will make an LC Disbursement thereunder; provided that any failure to give or delay in giving such notice shall not relieve the Borrower of its obligation to reimburse such Issuing Bank and the Lenders with respect to any such LC Disbursement.

     (h) Interim Interest. If an Issuing Bank shall make any LC Disbursement, then, unless the applicable Borrower shall reimburse such LC Disbursement in full on the date such LC Disbursement is made, the unpaid amount thereof shall bear interest, for each day from and including the date such LC Disbursement is made to but excluding the date that the applicable Borrower reimburses such LC Disbursement, at the rate per annum then applicable to ABR Revolving Loans; provided that, if the applicable Borrower fails to reimburse such LC Disbursement when due pursuant to paragraph (e) of this Section, then Section 2.14(d) shall apply. Interest accrued pursuant to this paragraph shall be for the account of such Issuing Bank, except that interest accrued on and after the date of payment by any Lender pursuant to paragraph (e) of this Section to reimburse such Issuing Bank shall be for the account of such Lender to the extent of such payment.

     (i) Replacement of Issuing Banks. An Issuing Bank may be replaced at any time by written agreement among the applicable Borrower, the Administrative Agent, the replaced Issuing Bank and the successor Issuing Bank. The Administrative Agent shall notify the Lenders of any such replacement of an Issuing Bank. At the time any such replacement shall become effective, the applicable Borrower shall pay all unpaid fees accrued for the account of the replaced Issuing Bank pursuant to Section 2.13(b). From and after the effective date of any such replacement, (i) the successor Issuing Bank shall have all the rights and obligations of the replaced Issuing Bank under this Agreement with respect to Letters of Credit to be issued thereafter and (ii) references herein to the term "Issuing Bank" shall be deemed to refer to such successor or to any previous Issuing Bank, or to such successor and all previous Issuing Banks, as the context shall require. After the replacement of an Issuing Bank hereunder, the replaced Issuing Bank shall remain a party hereto and shall continue to have all the rights and obligations of an Issuing Bank under this Agreement with respect to Letters of Credit issued by it prior to such replacement, but shall not be required to issue additional Letters of Credit.

     (j) Cash Collateralization. If any Event of Default shall occur and be continuing, on the Business Day that the applicable Borrower receives notice from the Administrative Agent or the Required Lenders (or, if the maturity of the Loans has been accelerated, Lenders with LC Exposure representing greater than 50% of the total LC Exposure) demanding the deposit of cash collateral pursuant to this paragraph, the applicable Borrower shall deposit in an account with the Administrative Agent, in the name of the Administrative Agent and for the benefit of the Lenders, an amount in cash equal to the LC Exposure as of such date plus any accrued and unpaid interest thereon; provided that the obligation to deposit such cash collateral shall become effective immediately, and such deposit shall become immediately due and payable, without demand or other notice of any kind, upon the occurrence of any Event of Default with respect to any Borrower described in clause (f) of Article VII. Such deposit shall be held by the Administrative Agent as collateral for the payment and performance of the obligations of the applicable Borrower under this Agreement. The Administrative Agent shall have exclusive dominion and control, including the exclusive right of withdrawal, over such account. Other than any interest earned on the investment of such deposits, which investments shall be made at the option of the Administrative Agent and at the applicable Borrower's risk and expense, such deposits shall not bear interest. Interest or profits, if any, on such investments shall accumulate in such account. Moneys in such account shall be applied by the Administrative Agent to reimburse the Issuing Banks for LC Disbursements for which they have not been reimbursed and, to the extent not so applied, shall be held for the satisfaction of the reimbursement obligations of the applicable Borrower for the LC Exposure at such time or, if the maturity of the Loans has been accelerated (but subject to the consent of Lenders with LC Exposure representing greater than 50% of the total LC Exposure), be applied to satisfy other obligations of the applicable Borrower under this Agreement. If the applicable Borrower is required to provide an amount of cash collateral hereunder as a result of the occurrence of an Event of Default, such amount (to the extent not applied as aforesaid) shall be returned to the applicable Borrower within three Business Days after all Events of Default have been cured or waived.

     (k) Designation of Additional Issuing Banks. From time to time, the Borrowers may by notice to the Administrative Agent and the Lenders designate one or more Lenders as additional Issuing Banks. The acceptance by a Lender of any appointment as an Issuing Bank hereunder shall be evidenced by an agreement (an "Issuing Bank Agreement"), which shall be in a form satisfactory to the Borrowers and the Administrative Agent, shall set forth the LC Commitment of such Lender and shall be executed by such Lender, the Borrowers and the Administrative Agent and, from and after the effective date of such agreement,
(i) such Lender shall have all the rights and obligations of an Issuing Bank under this Agreement and the other Loan Documents and (ii) references herein and in the other Loan Documents to the term "Issuing Bank" shall be deemed to include such Lender in its capacity as an Issuing Bank.

     SECTION 2.06. Funding of Borrowings. (a) Each Lender shall make each Loan to be made by it hereunder on the proposed date thereof by wire transfer of immediately available funds by 2:00 p.m., New York City time, to the account of the Administrative Agent most recently designated by it for such purpose by notice to the Lenders. The Administrative Agent will make such Loans available to the applicable Borrower by promptly crediting the amounts so received, in like funds, to accounts of such Borrower maintained with the Administrative Agent in New York City and designated by such Borrower in the applicable Borrowing Request or Competitive Bid Request; provided that ABR Revolving Loans made to finance the reimbursement of an LC Disbursement as provided in Section 2.05(e) shall be remitted by the Administrative Agent to the applicable Issuing Bank.

     (b) Unless the Administrative Agent shall have received notice from a Lender prior to the proposed date (in the case of a Eurodollar Loan) or time (in the case of an ABR Loan) of any Borrowing that such Lender will not make available to the Administrative Agent such Lender's share of such Borrowing, the Administrative Agent may assume that such Lender has made such share available on such date in accordance with paragraph (a) of this Section and may, in reliance upon such assumption, make available to the applicable Borrower a corresponding amount. In such event, if a Lender has not in fact made its share of the applicable Borrowing available to the Administrative Agent, then the applicable Lender and the Borrowers agree to pay to the Administrative Agent forthwith on demand such corresponding amount with interest thereon, for each day from and including the date such amount is made available to the applicable Borrower to but excluding the date of payment to the Administrative Agent, at
(i) in the case of such Lender, the greater of the Federal Funds Effective Rate and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation or (ii) in the case of the applicable Borrower, the interest rate applicable to ABR Loans. If such Lender pays such amount to the Administrative Agent, then such amount shall constitute such Lender's Loan included in such Borrowing.

     SECTION 2.07. Interest Elections. (a) Each Revolving Borrowing initially shall be of the Type specified in the applicable Borrowing Request and, in the case of a Eurodollar Revolving Borrowing, shall have an initial Interest Period as specified in such Borrowing Request. Thereafter, the applicable Borrower may elect to convert such Borrowing to a different Type or to continue such Borrowing and, in the case of a Eurodollar Revolving Borrowing, may elect Interest Periods therefor, all as provided in this Section. A Borrower may elect different options with respect to different portions of an affected Borrowing, in which case each such portion shall be allocated ratably among the Lenders holding the Loans comprising such Borrowing, and the Loans comprising each such portion shall be considered a separate Borrowing. This Section shall not apply to Competitive Borrowings, which may not be converted or continued.

     (b) To make an election pursuant to this Section, a Borrower shall notify the Administrative Agent of such election by telephone by the time that a Borrowing Request would be required under Section 2.03 if such Borrower were requesting a Revolving Borrowing of the Type resulting from such election to be made on the effective date of such election. Each such telephonic Interest Election Request shall be irrevocable and shall be confirmed promptly by hand delivery or telecopy to the Administrative Agent of a written Interest Election Request in a form approved by the Administrative Agent and signed by the applicable Borrower.

     (c) Each telephonic and written Interest Election Request shall specify the following information in compliance with Section 2.02:

          (i) the Borrowing to which such Interest Election Request applies and, if different options are being elected with respect to different portions thereof, the portions thereof to be allocated to each resulting Borrowing (in which case the information to be specified pursuant to clauses (iii) and (iv) below shall be specified for each resulting Borrowing);

          (ii) the effective date of the election made pursuant to such Interest Election Request, which shall be a Business Day;

          (iii) whether the resulting Borrowing is to be an ABR Borrowing or a Eurodollar Borrowing; and

          (iv) if the resulting Borrowing is a Eurodollar Borrowing, the Interest Period to be applicable thereto after giving effect to such election, which shall be a period contemplated by the definition of the term "Interest Period".

If any such Interest Election Request requests a Eurodollar Borrowing but does not specify an Interest Period, then the applicable Borrower shall be deemed to have selected an Interest Period of one month's duration.

     (d) Promptly following receipt of an Interest Election Request, the Administrative Agent shall advise each Lender of the details thereof and of such Lender's portion of each resulting Borrowing.

     (e) If a Borrower shall fail to deliver a timely Interest Election Request with respect to a Eurodollar Revolving Borrowing prior to the end of the Interest Period applicable thereto, then, unless such Borrowing is repaid as provided herein, at the end of such Interest Period such Borrowing shall be converted to an ABR Borrowing.

Notwithstanding any contrary provision hereof, if an Event of Default has occurred and is continuing and the Administrative Agent, at the request of the Required Lenders, so notifies the Company, then, so long as an Event of Default is continuing (i) no outstanding Revolving Borrowing may be converted to or continued as a Eurodollar Borrowing and (ii) unless repaid, each Eurodollar Revolving Borrowing shall be converted to an ABR Borrowing at the end of the Interest Period applicable thereto.

     SECTION  2.08.  Termination  and  Reduction  of  Commitments.   (a)  Unless
previously terminated, the Commitments and the LC Commitments shall terminate on the Maturity Date.

     (b) On the date 30 days after (i) any "person" or "group" within the meaning of Sections 13(d) and 14(d)(2) of the Securities Exchange Act of 1934, as amended (the "1934 Act"), becomes the "beneficial owner" (as defined in Rule 13d-3 under the 1934 Act) of more than 30% of the then outstanding voting stock of the Guarantor (including voting stock issuable upon conversion of other securities of the Guarantor) otherwise than in a transaction having the approval of the board of directors of the Guarantor at least a majority of which members are Continuing Directors or (ii) Continuing Directors shall cease to constitute at least a majority of the directors constituting the board of directors of the Guarantor, the Commitments and the LC Commitments automatically shall terminate. Upon any termination of the Commitments and the LC Commitments pursuant to this Section, the Company shall immediately prepay, or cause to be prepaid, all Revolving Loans, deposit with the Administrative Agent cash collateral in an amount at least equal to the aggregate principal of and interest accrued or to accrue through maturity on all outstanding Competitive Loans and LC Exposures and pay all other amounts due to the Agents, the Issuing Banks or the Lenders hereunder.

     (c) The Company may at any time terminate, or from time to time reduce, the Commitments; provided that (i) each reduction of the Commitments shall be in an amount that is an integral multiple of $1,000,000 and not less than $5,000,000 and (ii) the Company shall not terminate or reduce the Commitments if, after giving effect to any concurrent prepayment of the Loans in accordance with
Section 2.10, the sum of the Revolving Credit Exposures plus the aggregate principal amount of outstanding Competitive Loans would exceed the total Commitments.

     (d) The Company shall notify the Administrative Agent of any election to terminate or reduce the Commitments under paragraph (c) of this Section at least three Business Days prior to the effective date of such termination or reduction, specifying such election and the effective date thereof. Promptly following receipt of any notice, the Administrative Agent shall advise the Lenders of the contents thereof. Each notice delivered by the Company pursuant to this Section shall be irrevocable; provided that a notice of termination of the Commitments delivered by the Company may state that such notice is conditioned upon the effectiveness of other credit facilities, in which case such notice may be revoked by the Company (by notice to the Administrative Agent on or prior to the specified effective date) if such condition is not satisfied. Any termination or reduction of the Commitments shall be permanent. Each reduction of the Commitments shall be made ratably among the Lenders in accordance with their respective Commitments.

     SECTION 2.09. Repayment of Loans; Evidence of Debt. (a) Each Borrower hereby unconditionally agrees to pay (i) to the Administrative Agent for the account of each Lender the then unpaid principal amount of each Revolving Loan on the Maturity Date and (ii) to the Administrative Agent for the account of each Lender having a Competitive Loan the then unpaid principal amount of each Competitive Loan on the last day of the Interest Period applicable to such Loan.

     (b) Each Lender shall maintain in accordance with its usual practice an account or accounts evidencing the indebtedness of the Borrowers to such Lender resulting from each Loan made by such Lender, including the amounts of principal and interest payable and paid to such Lender from time to time hereunder.

     (c) The Administrative Agent shall maintain accounts in which it shall record (i) the amount of each Loan made hereunder, the Class and Type thereof and the Interest Period applicable thereto, (ii) the amount of any principal or interest due and payable or to become due and payable from the Borrowers to each Lender hereunder and (iii) the amount of any sum received by the Administrative Agent hereunder for the account of the Lenders and each Lender's share thereof.

     (d) The entries made in the accounts maintained pursuant to paragraph (b) or (c) of this Section shall be prima facie evidence of the existence and amounts of the obligations recorded therein; provided that the failure of any Lender or the Administrative Agent to maintain such accounts or any error therein shall not in any manner affect the obligation of the Borrowers to repay the Loans in accordance with the terms of this Agreement.

     (e) Any Lender may request that Loans made by it be evidenced by a promissory note. In such event, the Borrowers shall prepare, execute and deliver to such Lender a promissory note payable to the order of such Lender (or, if requested by such Lender, to such Lender and its registered assigns) and in a form approved by the Administrative Agent. Thereafter, the Loans evidenced by such promissory note and interest thereon shall at all times (including after assignment pursuant to Section 10.04) be represented by one or more promissory notes in such form payable to the order of the payee named therein (or, if such promissory note is a registered note, to such payee and its registered assigns).

     SECTION 2.10. Prepayment of Loans. (a) Each Borrower shall have the right at any time and from time to time to prepay any Borrowing in whole or in part, in minimum amounts of $5,000,000 and integral multiples of $1,000,000 subject to prior notice in accordance with paragraph (b) of this Section; provided that a Borrower shall not have the right to prepay any Competitive Loan without the prior consent of the Lender thereof.

     (b) The applicable Borrower shall notify the Administrative Agent by telephone (confirmed by telecopy) of any prepayment hereunder (i) in the case of prepayment of a Eurodollar Revolving Borrowing, not later than 11:00 a.m., New York City time, three Business Days before the date of prepayment or (ii) in the case of prepayment of an ABR Revolving Borrowing, not later than 11:00 a.m., New York City time, one Business Day before the date of prepayment. Each such notice shall be irrevocable and shall specify the prepayment date and the principal amount of each Borrowing or portion thereof to be prepaid; provided that, if a notice of prepayment is given in connection with a conditional notice of termination of the Commitments as contemplated by Section 2.08, then such notice of prepayment may be revoked if such notice of termination is revoked in accordance with Section 2.08. Promptly following receipt of any such notice relating to a Revolving Borrowing, the Administrative Agent shall advise the Lenders of the contents thereof. Each prepayment of a Revolving Borrowing shall be applied ratably to the Loans included in the prepaid Borrowing. Prepayments shall be accompanied by accrued interest to the extent required by Section 2.12.

     SECTION 2.11. Fees. (a) The Borrowers agree, jointly and severally, to pay to the Administrative Agent for the account of each Lender a facility fee, which shall accrue at the Applicable Rate on the daily amount of the Commitment of such Lender (whether used or unused) during the period from and including the date of this Agreement to but excluding the Maturity Date; provided that, if such Lender continues to have any Revolving Credit Exposure after the Maturity Date, then such facility fee shall continue to accrue on the daily amount of such Lender's Revolving Credit Exposure from and including the Maturity Date to but excluding the date on which such Lender ceases to have any Revolving Credit Exposure. Accrued facility fees shall be payable in arrears on the last day of March, June, September and December of each year, on any date prior to the Maturity Date on which the Commitments terminate and on the Maturity Date, commencing on the first such date to occur after the date hereof and any such fee accruing after the Maturity Date shall be payable on demand. All facility fees shall be computed on the basis of a year of 365 days (or 366 days in a leap year) and shall be payable for the actual number of days elapsed (including the first day but excluding the last day).

     (b) The Borrowers agree, jointly and severally, to pay to the Administrative Agent for the account of each Lender, for each day on which the aggregate amount of all Loans and LC Exposure outstanding shall exceed 50% of the aggregate amount of the Lenders' Commitments (including each day after the termination of the Commitments on which Loans shall be outstanding), a utilization fee of 0.125% per annum on the aggregate amount of Loans of such Lender outstanding on such day. Accrued utilization fees shall be payable in arrears on the last day of March, June, September and December of each year, on any date prior to the Maturity Date on which the Commitments terminate and on the Maturity Date, commencing on the first such date to occur after the date hereof; provided that any utilization fees accruing after the Maturity Date shall be payable on demand. All utilization fees shall be computed on the basis of the actual number of days elapsed in a year of 365 days (or 366 days in a leap year).

     (c) The Borrowers agree, jointly and severally, to pay (i) to the Administrative Agent for the account of each Lender a participation fee with respect to its participations in Letters of Credit, which shall accrue at the same Applicable Rate used to determine the interest rate applicable to Eurodollar Revolving Loans on the average daily amount of such Lender's LC Exposure (excluding any portion thereof attributable to unreimbursed LC Disbursements) during the period from and including the Effective Date to but excluding the later of the date on which such Lender's Commitment terminates and the date on which such Lender ceases to have any LC Exposure, and (ii) to each Issuing Bank (A) a fronting fee, which shall accrue at the rate or rates per annum set forth in the Issuing Bank Agreement of such Issuing Bank or as the Borrowers and such Issuing Bank may otherwise agree on the average daily amount of the LC Exposure (excluding any portion thereof attributable to unreimbursed LC Disbursements) of such Issuing Bank during the period from and including the Effective Date to but excluding the later of the date of termination of the Commitments and the date on which there ceases to be any LC Exposure, and (B) such Issuing Bank's standard fees with respect to the issuance, amendment, renewal or extension of any Letter of Credit or processing of drawings thereunder. Participation fees and fronting fees accrued through and including the last day of March, June, September and December of each year shall be payable on the third Business Day following such last day, commencing on the first such date to occur after the Effective Date; provided that all such fees shall be payable on the date on which the Commitments terminate and any such fees accruing after the date on which the Commitments terminate shall be payable on demand. Any other fees payable to the Issuing Banks pursuant to this paragraph shall be payable within 10 days after demand. All participation fees and fronting fees shall be computed on the basis of a year of 365 days (or 366 days in a leap year), and in each case shall be payable for the actual number of days elapsed (including the first day but excluding the last day).

     (d) The Borrowers agree, jointly and severally, to pay to each Agent, for its own account, fees in the amounts and at the times separately agreed upon between the Borrowers and such Agent.

     (e) All fees payable hereunder shall be paid on the dates due, in immediately available funds, to the Administrative Agent (other than the fees referred to in paragraph (c)(ii) and (d) of this Section, which shall be paid to the Issuing Banks and the applicable Agent, respectively) for distribution, in the case of facility fees, participation fees and utilization fees, to the Lenders. Fees paid shall not be refundable.

     SECTION 2.12. Interest. (a) The Loans comprising each ABR Borrowing shall bear interest at the Alternate Base Rate.


     (b) The Loans comprising each Eurodollar Borrowing shall bear interest (i) in the case of a Eurodollar Revolving Loan, at the LIBO Rate for the Interest Period in effect for such Borrowing plus the Applicable Rate, or (ii) in the case of a Eurodollar Competitive Loan, at the LIBO Rate for the Interest Period in effect for such Borrowing plus (or minus, as applicable) the Margin applicable to such Loan.

     (c) Each Fixed Rate Loan shall bear interest at the Fixed Rate applicable to such Loan.

     (d) Notwithstanding the foregoing, if any principal of or interest on any Loan or any fee or other amount payable by a Borrower hereunder is not paid when due, whether at stated maturity, upon acceleration or otherwise, such overdue amount shall bear interest, after as well as before judgment, at a rate per annum equal to (i) in the case of overdue principal of any Loan, 2% per annum plus the rate otherwise applicable to such Loan as provided in the preceding paragraphs of this Section or (ii) in the case of any other amount, 2% per annum plus the rate applicable to ABR Loans as provided in paragraph (a) of this Section.

     (e) Accrued interest on each Loan shall be payable in arrears on each Interest Payment Date for such Loan and, in the case of Revolving Loans, upon termination of the Commitments; provided that (i) interest accrued pursuant to paragraph (d) of this Section shall be payable on demand, (ii) in the event of any repayment or prepayment of any Loan (other than a prepayment of an ABR Revolving Loan prior to the end of the Availability Period), accrued interest on the principal amount repaid or prepaid shall be payable on the date of such repayment or prepayment and (iii) in the event of any conversion of any Eurodollar Revolving Loan prior to the end of the current Interest Period therefor, accrued interest on such Loan shall be payable on the effective date of such conversion.

     (f) All interest hereunder shall be computed on the basis of a year of 360 days, except that interest computed by reference to the Alternate Base Rate at times when the Alternate Base Rate is based on the Prime Rate shall be computed on the basis of a year of 365 days (or 366 days in a leap year), and in each case shall be payable for the actual number of days elapsed (including the first day but excluding the last day). The applicable Alternate Base Rate or LIBO Rate shall be determined by the Administrative Agent, and such determination shall be conclusive absent manifest error.

     SECTION 2.13. Alternate Rate of Interest. If prior to the commencement of any Interest Period for a Eurodollar Borrowing:


          (a) the Administrative Agent determines (which determination shall be conclusive absent manifest error) that adequate and reasonable means do not exist for ascertaining the LIBO Rate for such Interest Period; or

          (b) the Administrative Agent is advised by the Required Lenders (or, in the case of a Eurodollar Competitive Loan, the Lender that is required to make such Loan) that the LIBO Rate for such Interest Period will not adequately and fairly reflect the cost to such Lenders (or Lender) of making or maintaining their Loans (or its Loan) included in such Borrowing for such Interest Period;

then the Administrative Agent shall give notice thereof to the Company and the Lenders by telephone or telecopy as promptly as practicable thereafter and, until the Administrative Agent notifies the Company and the Lenders that the circumstances giving rise to such notice no longer exist, (i) any Interest Election Request that requests the conversion of any Revolving Borrowing to, or continuation of any Revolving Borrowing as, a Eurodollar Borrowing shall be ineffective, (ii) if any Borrowing Request requests a Eurodollar Revolving Borrowing, such Borrowing shall be made as an ABR Borrowing and (iii) any request by the Borrowers for a Eurodollar Competitive Borrowing shall be ineffective; provided that (A) if the circumstances giving rise to such notice do not affect all the Lenders, then requests by the Borrowers for Eurodollar Competitive Borrowings may be made to Lenders that are not affected thereby and (B) if the circumstances giving rise to such notice affect only one Type of Borrowings, then the other Type of Borrowings shall be permitted.

     SECTION 2.14. Increased Costs. (a) If any Change in Law shall:

          (i) impose, modify or deem applicable any reserve, special deposit or similar requirement against assets of, deposits with or for the account of, or credit extended by, any Lender or any Issuing Bank; or

          (ii) impose on any Lender or any Issuing Bank or the London interbank market any other condition affecting this Agreement or Eurodollar Loans or Fixed Rate Loans made by such Lender or any Letter of Credit or participation therein;

and the result of any of the foregoing shall be to increase the cost to such Lender of making or maintaining any Eurodollar Loan or Fixed Rate Loan (or of maintaining its obligation to make any such Loan) or to increase the cost to such Lender or such Issuing Bank of participating in, issuing or maintaining any Letter of Credit or to reduce the amount of any sum received or receivable by such Lender or such Issuing Bank hereunder (whether of principal, interest or otherwise), then the Borrowers will pay to such Lender or such Issuing Bank, as the case may be, such additional amount or amounts as will compensate such Lender or such Issuing Bank, as the case may be, for such additional costs incurred or reduction suffered.

     (b) If any Lender or any Issuing Bank determines that any Change in Law regarding capital requirements has or would have the effect of reducing the rate of return on such Lender's or such Issuing Bank's capital or on the capital of such Lender's or such Issuing Bank's holding company, if any, as a consequence of this Agreement or the Loans made by, or participations in Letters of Credit held by, such Lender, or the Letters of Credit issued by such Issuing Bank, to a level below that which such Lender or such Issuing Bank or such Lender's or such Issuing Bank's holding company could have achieved but for such Change in Law (taking into consideration such Lender's or such Issuing Bank's policies and the policies of such Lender's or such Issuing Bank's holding company with respect to capital adequacy), then from time to time the Borrowers will pay to such Lender or such Issuing Bank, as the case may be, such additional amount or amounts as will compensate such Lender or such Issuing Bank or such Lender's or such Issuing Bank's holding company for any such reduction suffered. It is acknowledged that this Agreement is being entered into by the Lenders on the understanding that the Lenders will not be required to maintain capital against their Commitments under currently applicable laws, regulations and regulatory guidelines. In the event the Lenders' understanding is or shall become incorrect, it is agreed that the Lenders will be entitled to make claims under this paragraph (b) based upon market requirements prevailing on the date hereof for commitments under comparable credit facilities against which capital is required to be maintained.

     (c) A certificate of a Lender or an Issuing Bank setting forth the amount or amounts necessary to compensate such Lender or such Issuing Bank or its holding company, as the case may be, as specified in paragraph (a) or (b) of this Section shall be delivered to the Company and shall be conclusive absent manifest error. The Borrowers shall pay such Lender or such Issuing Bank, as the case may be, the amount shown as due on any such certificate within 10 days after receipt thereof.

     (d) Failure or delay on the part of any Lender or any Issuing Bank to demand compensation pursuant to this Section shall not constitute a waiver of such Lender's or such Issuing Bank's right to demand such compensation; provided that the Borrowers shall not be required to compensate a Lender or an Issuing Bank pursuant to this Section for any increased costs or reductions incurred more than 120 days prior to the date that such Lender or such Issuing Bank, as the case may be, notifies the Company of the Change in Law giving rise to such increased costs or reductions and of such Lender's or such Issuing Bank's intention to claim compensation therefor; provided further that, if the Change in Law giving rise to such increased costs or reductions is retroactive, then the 120-day period referred to above shall be extended to include the period of retroactive effect thereof.

     (e) Notwithstanding the foregoing provisions of this Section, a Lender shall not be entitled to compensation pursuant to this Section in respect of any Competitive Loan if the Change in Law that would otherwise entitle it to such compensation shall have been publicly announced prior to submission of the Competitive Bid pursuant to which such Loan was made.

     SECTION 2.15. Break Funding Payments. In the event of (a) the payment of any principal of any Eurodollar Loan or Fixed Rate Loan other than on the last day of an Interest Period applicable thereto (including as a result of an Event of Default), (b) the conversion of any Eurodollar Loan other than on the last day of the Interest Period applicable thereto, (c) the failure to borrow, convert, continue or prepay any Loan on the date specified in any notice delivered pursuant hereto (regardless of whether such notice may be revoked under Section 2.10(b) and is revoked in accordance therewith), (d) the failure to borrow any Competitive Loan after accepting the Competitive Bid to make such Loan, or (e) the assignment of any Eurodollar Loan or Fixed Rate Loan other than on the last day of the Interest Period applicable thereto as a result of a request by the Company pursuant to Section 2.18, then, in any such event, the Borrowers shall compensate each Lender for the loss, cost and expense attributable to such event. In the case of a Eurodollar Loan, such loss, cost or expense to any Lender shall be deemed to include an amount determined by such Lender to be the excess, if any, of (i) the amount of interest which would have accrued on the principal amount of such Loan had such event not occurred, at the LIBO Rate that would have been applicable to such Loan, for the period from the date of such event to the last day of the then current Interest Period therefor (or, in the case of a failure to borrow, convert or continue, for the period that would have been the Interest Period for such Loan), over (ii) the amount of interest which would accrue on such principal amount for such period at the interest rate which such Lender would bid were it to bid, at the commencement of such period, for dollar deposits of a comparable amount and period from other banks in the eurodollar market. A certificate of any Lender setting forth any amount or amounts that such Lender is entitled to receive pursuant to this Section shall be delivered to the Borrowers and shall be conclusive absent manifest error. The Borrowers shall pay such Lender the amount shown as due on any such certificate within 10 days after receipt thereof.

     SECTION 2.16. Taxes. (a) Any and all payments by or on account of any obligation of the Borrowers or the Guarantor hereunder shall be made free and clear of and without deduction for any Indemnified Taxes or Other Taxes; provided that if any Borrower or the Guarantor shall be required to deduct any Indemnified Taxes or Other Taxes from such payments, then (i) the sum payable shall be increased as necessary so that after making all required deductions (including deductions applicable to additional sums payable under this Section) the Administrative Agent, any Lender or any Issuing Bank (as the case may be) receives an amount equal to the sum it would have received had no such deductions been made, (ii) such Borrower or the Guarantor shall make such deductions and (iii) such Borrower or the Guarantor shall pay the full amount deducted to the relevant Governmental Authority in accordance with applicable law.

     (b) In addition, the Borrowers and the Guarantor shall pay any Other Taxes to the relevant Governmental Authority in accordance with applicable law.

     (c) The Borrowers and the Guarantor shall indemnify the Administrative Agent, each Lender and each Issuing Bank, within 10 days after written demand therefor, for the full amount of any Indemnified Taxes or Other Taxes paid by the Administrative Agent, such Lender or such Issuing Bank, as the case may be, on or with respect to any payment by or on account of any obligation of the Borrowers and/or the Guarantor hereunder (including Indemnified Taxes or Other Taxes imposed or asserted on or attributable to amounts payable under this Section) and any penalties, interest and reasonable expenses arising therefrom or with respect thereto, whether or not such Indemnified Taxes or Other Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate as to the amount of such payment or liability delivered to the Company by a Lender or an Issuing Bank, or by the Administrative Agent on its own behalf or on behalf of a Lender or an Issuing Bank, shall be conclusive absent manifest error.

     (d) As soon as practicable after any payment of Indemnified Taxes or Other Taxes by a Borrower or the Guarantor to a Governmental Authority, the Company shall deliver to the Administrative Agent the original or a certified copy of a receipt issued by such Governmental Authority evidencing such payment, a copy of the return reporting such payment or other evidence of such payment reasonably satisfactory to the Administrative Agent.

     (e) Any Foreign Lender that is (i) lending to or receiving payments under this Agreement from the Company or a Borrower that is a United States person (as defined in Section 7701(a)(30) of the Code) and (ii) entitled to an exemption from or reduction of withholding shall deliver to the Company two copies of United States Internal Revenue Service Form (i) W-8ECI, (ii) W-8BEN describing eligibility for exemption from US Federal withholding tax under an applicable tax treaty or (iii) W-8BEN and a non-bank certificate, or any successor forms to the foregoing. Each Foreign Lender shall redeliver such forms promptly upon the obsolescence or invalidity of any form previously delivered by such Foreign Lender, except to the extent that such Foreign Lender is legally unable to redeliver such forms.

     (f) Any Lender that is entitled to an exemption from or reduction in the rate of withholding tax that is otherwise required to be withheld by a Borrower that is not a United States Person (as defined in Section 7701(a)(30) of the Code) with respect to payments under this Agreement shall deliver to the Company (with a copy to the Administrative Agent), such properly completed and executed documentation reasonably requested by the Company as will permit such payments to be made without withholding or at a reduced rate; provided that such Lender has received written notice from the Company advising it of the availability of such exemption or reduction and containing all applicable documentation.

     (g) If the Administrative Agent or a Lender determines, in good faith, that it has received a refund of any Taxes or Other Taxes as to which it has been indemnified by the Borrowers and the Guarantor or with respect to which any Borrower and/or the Guarantor has paid additional amounts pursuant to this
Section 2.16, it shall pay over such refund to the Borrowers and/or the Guarantor (but only to the extent of indemnity payments made, or additional amounts paid, by the Borrowers and/or the Guarantor under this Section 2.16 with respect to the Taxes or Other Taxes giving rise to such refund), net of all out-of-pocket expenses of the Administrative Agent or such Lender and without interest (other than any interest paid by the relevant Governmental Authority with respect to such refund); provided that the Borrowers and/or the Guarantor, upon the request of the Administrative Agent or such Lender, agree to repay the amount paid over to the Borrowers and/or the Guarantor (plus any penalties, interest or other charges imposed by the relevant Governmental Authority) to the Administrative Agent or such Lender in the event the Administrative Agent or such Lender is required to repay such refund to such Governmental Authority. This Section shall not be construed to require the Administrative Agent or any Lender to make available its tax returns (or any other information relating to its taxes which it deems confidential) to the Borrowers or the Guarantor or any other Person.

     SECTION 2.17. Payments Generally; Pro Rata Treatment;  Sharing of Set-offs.
(a) Each Borrower shall make each payment required to be made by it hereunder (whether of principal, interest, fees or reimbursement of LC Disbursements, or of amounts payable under Section 2.14, 2.15 or 2.16, or otherwise) prior to 2:00 p.m., New York City time, on the date when due, in immediately available funds, without set-off or counterclaim. Any amounts received after such time on any date may, in the discretion of the Administrative Agent, be deemed to have been received on the next succeeding

Business Day for purposes of calculating interest thereon. All such payments shall be made to the Administrative Agent at its offices at 270 Park Avenue, New York, New York, except payments to be made directly to an Issuing Bank as expressly provided herein and except that payments pursuant to Sections 2.14, 2.15, 2.16 and 10.03 shall be made directly to the Persons entitled thereto. The Administrative Agent shall distribute any such payments received by it for the account of any other Person to the appropriate recipient promptly following receipt thereof. If any payment hereunder shall be due on a day that is not a Business Day, the date for payment shall be extended to the next succeeding
Business Day, and, in the case of any payment accruing interest, interest thereon shall be payable for the period of such extension. All payments hereunder shall be made in dollars.

     (b) If at any time insufficient funds are received by and available to the Administrative Agent to pay fully all amounts of principal, unreimbursed LC Disbursements, interest and fees then due hereunder, such funds shall be applied
(i) first, towards payment of interest and fees then due hereunder, ratably among the parties entitled thereto in accordance with the amounts of interest and fees then due to such parties, and (ii) second, towards payment of principal and unreimbursed LC Disbursements then due hereunder, ratably among the parties entitled thereto in accordance with the amounts of principal and unreimbursed LC Disbursements then due to such parties.

     (c) If any Lender shall, by exercising any right of set-off or counterclaim or otherwise, obtain payment in respect of any principal of or interest on any of its Revolving Loans or participations in LC Disbursements resulting in such Lender receiving payment of a greater proportion of the aggregate amount of its Revolving Loans and participations in LC Disbursements and accrued interest thereon than the proportion received by any other Lender, then the Lender receiving such greater proportion shall purchase (for cash at face value) participations in the Revolving Loans and participations in LC Disbursements of other Lenders to the extent necessary so that the benefit of all such payments shall be shared by the Lenders ratably in accordance with the aggregate amount of principal of and accrued interest on their respective Revolving Loans and participations in LC Disbursements; provided that (i) if any such participations are purchased and all or any portion of the payment giving rise thereto is recovered, such participations shall be rescinded and the purchase price restored to the extent of such recovery, without interest, and (ii) the provisions of this paragraph shall not be construed to apply to any payment made by any Borrower pursuant to and in accordance with the express terms of this Agreement or any payment obtained by a Lender as consideration for the assignment of or sale of a participation in any of its Loans or participations in LC Disbursements to any assignee or participant, other than to a Borrower or any Subsidiary or Affiliate thereof (as to which the provisions of this paragraph shall apply). Each of the Guarantor and each Borrower consents to the foregoing and agrees, to the extent they may effectively do so under applicable law, that any Lender acquiring a participation pursuant to the foregoing arrangements may exercise against the Guarantor or such Borrower rights of set-off and counterclaim with respect to such participation as fully as if such Lender were a direct creditor of the Guarantor or such Borrower in the amount of such participation.

     (d) Unless the Administrative Agent shall have received notice from the Company prior to the date on which any payment is due to the Administrative Agent for the account of the Lenders or the Issuing Banks hereunder that the applicable Borrower will not make such payment, the Administrative Agent may assume that such Borrower has made such payment on such date in accordance herewith and may, in reliance upon such assumption, distribute to the Lenders or the Issuing Banks, as the case may be, the amount due. In such event, if the applicable Borrower has not in fact made such payment, then each of the Lenders and the Issuing Banks, as the case may be, severally agrees to repay to the Administrative Agent forthwith on demand the amount so distributed to such Lender or such Issuing Bank with interest thereon, for each day from and including the date such amount is distributed to it to but excluding the date of payment to the Administrative Agent, at the greater of the Federal Funds Effective Rate and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation.

     (e) If any Lender shall fail to make any payment required to be made by it pursuant to Section 2.06(b) or 2.17(d), then the Administrative Agent may, in its discretion (notwithstanding any contrary provision hereof), apply any amounts thereafter received by the Administrative Agent for the account of such Lender to satisfy such Lender's obligations under such Sections until all such unsatisfied obligations are fully paid.

     SECTION 2.18. Mitigation Obligations; Replacement of Lenders. (a) If any Lender requests compensation under Section 2.14, or if any Borrower is required to pay any additional amount to any Lender or any Governmental Authority for the account of any Lender pursuant to Section 2.16, then such Lender shall, in consultation with the Company, use reasonable efforts to designate a different lending office for funding or booking its Loans hereunder or to assign its rights and obligations hereunder to another of its offices, branches or affiliates, if, in the judgment of such Lender, such designation or assignment
(i) would eliminate or reduce amounts payable pursuant to Section 2.14 or 2.16, as the case may be, in the future and (ii) would not subject such Lender to any unreimbursed cost or expense and would not otherwise be disadvantageous to such Lender. Each Borrower hereby agrees to pay all reasonable costs and expenses incurred by any Lender in connection with any such designation or assignment.

     (b) If any Lender requests compensation under Section 2.14, or if any Borrower is required to pay any additional amount to any Lender or any Governmental Authority for the account of any Lender pursuant to Section 2.16, or if any Lender defaults in its obligation to fund Loans hereunder, then the Company may, without limitation, at its sole expense and effort, upon notice to such Lender and the Administrative Agent, require such Lender to assign and delegate, without recourse (in accordance with and subject to the restrictions contained in Section 8.04), all its interests, rights and obligations under this Agreement (other than any outstanding Competitive Loans held by it) to an assignee that shall assume such obligations (which assignee may be another Lender, if a Lender accepts such assignment); provided that (i) the Company shall have received the prior written consent of the Administrative Agent, which consent shall not unreasonably be withheld, (ii) such Lender shall have received payment of an amount equal to the outstanding principal of its Loans (other than Competitive Loans) and participations in LC Disbursements, accrued interest thereon, accrued fees and all other amounts payable to it hereunder, from the assignee (to the extent of such outstanding principal and accrued interest and fees) or the Company (in the case of all other amounts) and (iii) in the case of any such assignment resulting from a claim for compensation under Section 2.14 or payments required to be made pursuant to Section 2.16, such assignment will result in a material reduction in such compensation or payments.

     SECTION 2.19. Borrowing Subsidiaries. On or after the Effective Date, the Company may designate any wholly owned subsidiary of the Company as a Borrowing Subsidiary by delivery to the Administrative Agent of a Joinder Agreement executed by such Subsidiary, the Company and the Guarantor, and upon such delivery such Subsidiary shall for all purposes of this Agreement be a Borrowing Subsidiary and a party to this Agreement. Promptly following receipt of any Joinder Agreement, the Administrative Agent shall send a copy thereof to each Lender.

                                  ARTICLE III

                         Representations and Warranties

     The Guarantor and the Company hereby jointly and severally represent and warrant to the Lenders that (and each Borrowing Subsidiary party to this Agreement hereby makes such representations and warranties to the extent they relate to such Borrowing Subsidiary):

     SECTION 3.01. Financial Statements. The consolidated balance sheet of the Guarantor and its consolidated Subsidiaries as at December 31, 2003, and the related consolidated statements of earnings, stockholders' equity and cash flows for the fiscal year ended on such date, included in the Guarantor's Annual Report on Form 10-K for the fiscal year ended on December 31, 2003, and reported on by PricewaterhouseCoopers LLP, copies of which have heretofore been furnished to each Lender, are complete and correct in that they present fairly the consolidated financial position of the Guarantor and its consolidated Subsidiaries as at such date and the consolidated results of their operations and their consolidated cash flows for the fiscal year then ended. The unaudited consolidated balance sheet of the Guarantor and its consolidated Subsidiaries as at March 31, 2004, and the related unaudited consolidated statements of earnings and of cash flows for the six-month period ended on such date included in the Guarantor's Quarterly Report on Form 10-Q for the quarter ended on March 31, 2004, are, subject to the qualifications set forth in Note (1) thereto, complete and correct in that they present fairly the consolidated financial position of the Guarantor and its consolidated Subsidiaries as at such date, and the consolidated results of their operations and their consolidated cash flows for the six-month period then ended (subject to normal year-end audit adjustments). All such financial statements, including the related schedules and notes thereto, have been prepared in accordance with GAAP applied consistently throughout the periods involved (except as disclosed therein).

Neither the Guarantor nor any of its consolidated Subsidiaries had, at the date of the most recent balance sheet referred to above, any known material Guarantee Obligation, contingent liability or liability for taxes, or any known long-term lease or unusual forward or long-term commitment, including, without limitation, any interest rate or foreign currency swap or exchange transaction, which is not reflected in the foregoing statements or in the notes thereto and which is material to the Guarantor and its Subsidiaries taken as a whole. During the period from March 31, 2004, to and including the Effective Date, there has been no sale, transfer or other disposition by the Guarantor or any of its consolidated Subsidiaries of any material part of its business or property and no purchase or other acquisition of any business or property (including any capital stock of any other Person) material in relation to the consolidated financial position of the Guarantor and its consolidated Subsidiaries at March 31, 2004.

     SECTION 3.02. No Change. Since December 31, 2003, there has been no development or event which has had or is reasonably likely to have a Material Adverse Effect.

     SECTION 3.03. Corporate Existence; Compliance with Law. Each of the Guarantor and its Subsidiaries (a) is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization, (b) has the full power and authority, and the legal right, to own and operate its property, to lease the property it operates as lessee and to conduct the business in which it is currently engaged, (c) is duly qualified and in good standing under the laws of each jurisdiction where its ownership, lease or operation of property or the conduct of its business requires such qualification and (d) except as publicly disclosed in the Guarantor's reports (including its Forms 8-K, 10-Q and 10-K) filed with the Securities and Exchange Commission prior to the date hereof ("Publicly Disclosed"), is in compliance with all Requirements of Law except, as to each of clauses (a), (b), (c) and (d) above, to the extent that all failures to comply therewith are not, in the aggregate, reasonably likely to have a Material Adverse Effect.

     SECTION 3.04. Corporate Power; Authorization; Enforceable Obligations. Each of the Guarantor and each Borrower has the corporate power and authority, and the legal right, to make, deliver and perform this Agreement and each Joinder Agreement (as applicable) and to borrow and provide the guarantees hereunder (as applicable) and has taken all necessary corporate action to authorize the extensions of credit and guarantees on the terms and conditions of this Agreement and each Joinder Agreement (as applicable) and to authorize the execution, delivery and performance of this Agreement and each Joinder Agreement (as applicable). No consent or authorization of, filing with or other act by or in respect of, any Governmental Authority or any other Person is required to be obtained or made, as the case may be, by the Guarantor or any Borrower in connection with the extensions of credit or guarantees hereunder or with the execution, delivery, performance, validity or enforceability of this Agreement or each Joinder Agreement (as applicable) by or against the Guarantor and each Borrower, except as has been obtained and remains in full force and effect on the date hereof. This Agreement has been, and each Joinder Agreement (as applicable) will be, duly executed and delivered on behalf of the Guarantor and each Borrower party hereto or thereto. This Agreement constitutes, and each Joinder Agreement (as applicable) when executed and delivered will constitute, a legal, valid and binding obligation of the Guarantor and each Borrower party hereto or thereto enforceable against it in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law). Each Borrower has, or upon its execution and delivery hereof or thereof will have, full power and authority and the legal right to make, deliver and perform any Joinder Agreement to which it is or will be a party and to borrow hereunder (as applicable) and has taken, or prior to the execution and delivery hereof or thereof will have taken, all necessary action to authorize the extensions of credit (as applicable) contemplated by this Agreement on the terms and conditions of this Agreement, and to authorize the execution, delivery and performance of any Joinder Agreement to which it is or will be a party. On the date of delivery thereof, each Joinder Agreement of each Borrowing Subsidiary party thereto will have been duly executed and delivered on behalf of each Borrower party thereto and will constitute a legal, valid and binding obligation of such Borrower, enforceable against it in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law).

     SECTION 3.05. No Legal Bar. The execution, delivery and performance of this Agreement or any Joinder Agreement, the borrowings and the making of the guarantees hereunder and the use of the proceeds of the borrowings hereunder will not violate any material Requirement of Law or material Contractual Obligation of the Guarantor or of any of its Subsidiaries and will not result in, or require, the creation or imposition of any Lien on any of its or their respective properties or revenues pursuant to any such Requirement of Law or Contractual Obligation.

     SECTION  3.06. No Material  Litigation.  Except as Publicly  Disclosed,  no
litigation, investigation or proceeding of or before any arbitrator or Governmental Authority is pending or, to the best knowledge of the Guarantor or the Company, threatened by or against the Guarantor or any of its Subsidiaries or against any of its or their respective properties or revenues (a) with respect to this Agreement or any extension of credit or any of the transactions contemplated hereby or (b) which is reasonably likely to have a Material Adverse Effect.

     SECTION 3.07. No Default. Neither the Guarantor nor any of its Subsidiaries is in default under or with respect to any of its Contractual Obligations in any respect which is reasonably likely to have a Material Adverse Effect. No Default or Event of Default has occurred and is continuing.

     SECTION 3.08. Ownership of Property; Liens. Each of the Guarantor and its Subsidiaries has such title to, or leasehold, contractual or other interests in, its material properties as is required for it to operate its business in the manner in which it is currently operating, and none of such property is subject to any Lien except (a) as permitted by Section 6.02 or (b) to the extent that the existence of all such Liens, in the aggregate, is not reasonably likely to have a Material Adverse Effect.

     SECTION 3.09. Taxes. Each of the Guarantor and its Subsidiaries has filed or caused to be filed all material tax returns which, to the knowledge of the Guarantor or any of its Subsidiaries, are required to be filed and has paid all taxes shown to be due and payable on said returns or on any assessments made against it or any of its property and all other material taxes, fees or other charges imposed on it or any of its property by any Governmental Authority (other than any the amount or validity of which is currently being contested in good faith by appropriate proceedings and with respect to which reserves in conformity with GAAP have been provided on the books of the Guarantor or its Subsidiaries, as the case may be or where the failure to pay such amounts or file such returns is not reasonably likely to have a Material Adverse Effect); no tax Lien has been filed (except to the extent that it constitutes a Permitted
Lien).

     SECTION 3.10. Federal Regulations. No part of the proceeds of any Loans will be used for "purchasing" or "carrying" any "margin stock" within the respective meanings of each of the quoted terms under Regulation U or for any purpose which violates the provisions of the Regulations of the Board of Governors of the Federal Reserve System. If requested by any Lender or any Agent, the Company will furnish to each Agent and each Lender a statement to the foregoing effect in conformity with the requirements of FR Form U-1 referred to in Regulation U.

     SECTION 3.11. ERISA. No Reportable Event has occurred during the five-year period prior to the date on which this representation is made or deemed made with respect to any Plan, and each Plan has complied in all material respects with the applicable provisions of ERISA and the Code. The present value of all accrued benefits under each Single Employer Plan maintained by the Guarantor or any of its Subsidiaries or any Commonly Controlled Entity (based on those assumptions used to fund the Plans) did not, as of the last annual valuation date prior to the date on which this representation is made or deemed made, exceed the value of the assets of such Plan allocable to such accrued benefits. Neither the Guarantor nor any of its Subsidiaries nor any Commonly Controlled Entity has had a complete or partial withdrawal from any Multiemployer Plan which is reasonably likely to have a Material Adverse Effect, and neither the Guarantor nor any of its Subsidiaries nor any Commonly Controlled Entity would become subject to any liability under ERISA which is reasonably likely to have a Material Adverse Effect if the Guarantor or any of its Subsidiaries or any such Commonly Controlled Entity were to withdraw completely from all Multiemployer Plans as of the valuation date most closely preceding the date on which this representation is made or deemed made. No such Multiemployer Plan is in Reorganization or Insolvent. Except as Publicly Disclosed, the present value (determined using actuarial and other assumptions which are reasonable in respect of the benefits provided and the employees participating) of the liability of the Guarantor and each of its Subsidiaries and each Commonly Controlled Entity for post retirement benefits to be provided to their current and former employees under Plans which are welfare benefit plans (as defined in Section 3(1) of ERISA) does not, in the aggregate, exceed the assets under all such Plans allocable to such benefits by an amount which is reasonably likely to have a Material Adverse Effect.

     SECTION 3.12. Investment Company Act; Other Regulations. Neither the Guarantor nor any Borrower is an "investment company", or a company "controlled" by an "investment company", within the meaning of the Investment Company Act of 1940, as amended. Neither the Guarantor nor any Borrower is subject to regulation under any Federal or state statute or regulation which requires notice to, or consent or approval of, any Governmental Authority to permit it to incur or guarantee Indebtedness.

     SECTION 3.13. Purpose of Loans. The proceeds of the Loans and the Letters of Credit shall be used to repay amounts outstanding, if any, under the Existing Credit Agreements and for working capital and general corporate purposes (including, without limitation, to backstop commercial paper).

     SECTION 3.14. Environmental Matters. Except as Publicly Disclosed, to the knowledge of the Guarantor (after reasonable inquiry), each of the representations and warranties set forth in paragraphs (a) through (e) of this
Section is true and correct with respect to the parcels of real property currently or formerly owned or operated by the Guarantor or any of its Subsidiaries (the "Properties") and, in the case of paragraphs (c) and (e), with respect to the Guarantor and its Subsidiaries, except to the extent that any failures of paragraphs (a) through (f) to be so true and correct have not and are not reasonably likely to result in a Material Adverse Effect:

     (a) The Properties do not contain any Hazardous Materials in concentrations that violate Environmental Laws.

     (b) The Properties, as well as all operations and facilities at the Properties, have been and are in compliance with all Environmental Laws.

     (c) Neither the Guarantor nor any of its Subsidiaries has received any claim, complaint, notice of violation, alleged violation, investigation or advisory action concerning potential liability or potential responsibility under any Environmental Law, including common law, nor is the Guarantor aware that any Governmental Authority is threatening to deliver to the Guarantor or any of its Subsidiaries any such notice.

     (d) Hazardous Materials have not been (i) generated, treated, used, stored, released or disposed of, at, on or under any of the Properties or (ii) transferred from the Properties to any other location, in either case in violation of any Environmental Law.

     (e) There are no governmental or administrative actions or judicial proceedings pending or threatened under any Environmental Laws involving or relating to the Properties nor are there any consent decrees or other decrees, consent orders, administrative orders or other orders, or other administrative or judicial requirements outstanding under any Environmental Law with respect to any of the Properties, the Guarantor or any of its Subsidiaries.

     (f) Neither the Company nor any of the Subsidiaries has retained or assumed, by contract or operation of law, any liabilities or obligations that could reasonably be expected to provide the basis for any material liability under any Environmental Law.

                                   ARTICLE IV

                                   Conditions

     SECTION 4.01. Conditions to Effectiveness. The occurrence of the Effective Date is subject to the satisfaction on or before August 20, 2004, of the following conditions precedent:

     (a) Executed Agreement. The Administrative Agent shall have received a counterpart of this Agreement (or a telecopy transmission of a signature page of this Agreement), executed and delivered by a duly authorized officer of each of the Guarantor, the Company and each Lender listed on Schedule 2.01.

     (b) Legal Opinions. The Administrative Agent shall have received the executed legal opinion of the Company's in-house legal counsel, dated the Effective Date and addressed to the Administrative Agent and the Lenders, substantially in the form of Exhibit B-1, which legal opinion shall cover such other matters incident to the transactions contemplated by this Agreement as the Administrative Agent may reasonably require.

     (c) Corporate Proceedings of the Guarantor. The Administrative Agent shall have received a copy of the resolutions, in form and substance satisfactory to the Administrative Agent, of the Board of Directors (or the Management Committee thereof) of the Guarantor authorizing (i) the execution, delivery and performance of this Agreement, and (ii) the obligations of the Guarantor contemplated hereunder, certified by the Secretary or an Assistant Secretary of the Guarantor as of the Effective Date, which certificate shall state that the resolutions thereby certified have not been amended, modified, revoked or rescinded and are in full force and effect and shall be in form and substance satisfactory to the Administrative Agent.

     (d) Corporate Proceedings of the Company. The Administrative Agent shall have received a copy of the resolutions, in form and substance satisfactory to it, of the Board of Directors (or the Management Committee thereof) of the Company authorizing (i) the execution, delivery and performance of this Agreement and the other Loan Documents to which it is a party and (ii) the extensions of credit contemplated hereunder, certified by the Secretary or an Assistant Secretary of the Company as of the Effective Date, which certificate shall state that the resolutions thereby certified have not been amended, modified, revoked or rescinded and are in full force and effect and shall be in form and substance satisfactory to the Administrative Agent.

     (e) Corporate Documents. The Administrative Agent shall have received true and complete copies of the certificate of incorporation and by-laws or other organizational documents of the Guarantor and the Company, certified as of the Effective Date as complete and correct copies thereof by the Secretary or an Assistant Secretary of the Guarantor or the Company.

     (f) Incumbency Certificates. The Administrative Agent shall have received a certificate of the Secretary or an Assistant Secretary of the Guarantor and the Company, as to the incumbency and signature of the officers signing each of the Loan Documents to which it is a party and any other certificate or other document delivered pursuant thereto, together with evidence of the incumbency of such Secretary or Assistant Secretary.

     (g) No Violation. The consummation of the transactions contemplated hereby shall not contravene, violate or conflict with, nor involve any Agent or any Lender in any violation of, any Requirement of Law.

     (h) Consents, Licenses and Approvals. All consents, authorizations and filings referred to in Section 3.04, if any, shall be in full force and effect, and each such consent, authorization and filing shall be in form and substance satisfactory to the Administrative Agent.

     (i) Fees. The Administrative Agent shall have received the fees to be received by it on the Effective Date.

     (j) No Legal Restraints. There shall not be (i) any litigation, investigation or proceeding of or before any court, arbitrator or other Governmental Authority to which the Guarantor or any of its Subsidiaries is a party, or which is pending or, to the knowledge of the Guarantor, threatened against the Guarantor, its Subsidiaries or any of their respective properties or revenues with respect to this Agreement or any of the transactions contemplated hereby, which is reasonably likely to have a Material Adverse Effect or a
Material Enforceability Effect nor (ii) any injunction, writ, temporary restraining order or any order of any nature issued by any court or other Governmental Authority and served on or otherwise known to the Guarantor or any of its Subsidiaries directing that the transactions provided for herein not be consummated as herein provided. No change shall have occurred in any Requirement of Law or in interpretations thereof by appropriate Governmental Authorities which would make it illegal for any Agent or any Lender to make extensions of credit hereunder or which would subject any Agent or any Lender (in its sole judgment) to any penalty or other liability as a result of making extensions of credit hereunder or otherwise performing under this Agreement.

     (k) Additional Documents. The Administrative Agent shall have received each additional document, instrument, legal opinion or item of information reasonably requested by it, including, without limitation, a copy of any debt instrument, security agreement or other material contract to which the Guarantor or the Company may be a party.

     (l) Existing Credit Agreements. The commitments of the lenders under the Existing Credit Agreements shall have been terminated and the principal of and interest accrued on all loans, and all other amounts accrued for the accounts of or owing to the lenders, thereunder shall have been paid.

     (m) USA Patriot Act. The Administrative Agent and the Lenders shall have received all documentation and other information required by bank regulatory authorities under applicable "know your customer" and anti-money laundering rules and regulations, including the USA Patriot Act.

     (n)  Additional  Matters.  All  corporate  and other  proceedings,  and all documents, instruments and other legal matters in connection with the transactions contemplated by this Agreement shall be satisfactory in form and substance to the Administrative Agent.

     SECTION 4.02. Conditions to Initial Extension of Credit to Any Borrowing Subsidiary. The agreement of each Lender and each Issuing Bank to make the initial extension of credit requested to be made by it to each Borrowing Subsidiary is subject to the satisfaction of the following conditions:

     (a) Loan Documents. The Administrative Agent shall have received a Joinder Agreement, conforming to the requirements hereof, executed and delivered by a duly authorized officer of each of such Borrowing Subsidiary, the Guarantor and the Company.

     (b) Legal Opinions. The Administrative Agent shall have received:

          (i) the executed legal opinion of in-house counsel reasonably acceptable to the Administrative Agent, dated the date of such Borrowing Subsidiary's initial borrowing and addressed to the Administrative Agent and the Lenders, containing opinions substantially in the form of Exhibit B-2, with such assumptions, qualifications and exceptions as the Administrative Agent may approve; and

          (ii) the executed legal opinion of in-house counsel of the Guarantor and the Company reasonably acceptable to the Administrative Agent, dated the date of such Borrowing Subsidiary's initial borrowing and addressed to the Administrative Agent and the Lenders, containing opinions substantially in the form of Exhibit B-3, with such assumptions, qualifications and exceptions as the Administrative Agent may approve.

     Each such legal opinion shall cover such other matters incident to the transactions contemplated by this Agreement as the Administrative Agent may reasonably require.

     (c) Corporate Proceedings of Borrowing Subsidiary. The Administrative Agent shall have received a copy of the resolutions, in form and substance satisfactory to the Administrative Agent, of the Board of Directors (or the Management Committee thereof) of such Borrowing Subsidiary authorizing (i) the execution, delivery and performance of the Joinder Agreement (including, without limitation, the assumption of obligations under this Agreement) and the other Loan Documents to which it is a party and (ii) the extensions of credit contemplated hereunder, certified by the Secretary or an Assistant Secretary of such Borrowing Subsidiary as of a date not more than five days prior to the Borrowing Date, which certificate shall state that the resolutions thereby certified have not been amended, modified, revoked or rescinded and are in full force and effect and shall be in form and substance satisfactory to the Administrative Agent.

     (d) Corporate Documents. The Administrative Agent shall have received true and complete copies of the certificate of incorporation and by-laws or other organizational documents of such Borrowing Subsidiary, certified as of a date not more than five days prior to the Borrowing Date as complete and correct copies thereof by the Secretary or an Assistant Secretary of such Borrowing Subsidiary.

     (e) Incumbency Certificate. The Administrative Agent shall have received a certificate of the Secretary or an Assistant Secretary of such Borrowing
Subsidiary, as to the incumbency and signature of the officers signing each of the Loan Documents to which it is a party and any other certificate or other document delivered pursuant thereto, together with evidence of the incumbency of such Secretary or Assistant Secretary.

     (f) No Violation. The consummation of the transactions contemplated hereby (after giving effect to the borrowing by, and other extensions of credit to, such Borrowing Subsidiary) shall not contravene, violate or conflict with, nor involve any Agent or any Lender in any violation of, any Requirement of Law.

     (g) Consents, Licenses and Approvals. The Administrative Agent shall have received a certificate of a Responsible Officer of such Borrowing Subsidiary (i) attaching copies of all consents, authorizations and filings referred to in
Section 3.04, if any, and (ii) stating that such consents, licenses and filings are in full force and effect, and each such consent, authorization and filing shall be in form and substance satisfactory to the Administrative Agent.

     (h) No Legal Restraints. There shall not be (i) any litigation, investigation or proceeding of or before any court, arbitrator or other Governmental Authority to which such Borrowing Subsidiary is a party, or which is pending or threatened against it, its Subsidiaries or any of their respective properties or revenues with respect to this Agreement or any of the transactions contemplated hereby, which is reasonably likely to have a Material Adverse Effect or a Material Enforceability Effect nor (ii) any injunction, writ, temporary restraining order or any order of any nature issued by any court or other Governmental Authority and served on or otherwise known to such Borrowing Subsidiary directing that the transactions provided for herein not be consummated as herein provided, and the Administrative Agent shall have received a certificate of a Responsible Officer of such Borrowing Subsidiary to the foregoing effect. No change shall have occurred in any Requirement of Law or in interpretations thereof by appropriate Governmental Authorities which would make it illegal for any Agent or any Lender to make extensions of credit hereunder or which would subject any Agent or any Lender (in its sole judgment) to any penalty or other liability as a result of making extensions of credit hereunder or otherwise performing under this Agreement.

     (i) Additional Documents. The Administrative Agent shall have received each additional document, instrument, legal opinion or item of information reasonably requested by it, including a copy of any debt instrument, security agreement or other material contract to which such Borrowing Subsidiary may be a party.

     (j)  Additional  Matters.  All  corporate  and other  proceedings,  and all documents, instruments and other legal matters in connection with the transactions contemplated by this Agreement shall be satisfactory in form and substance to the Administrative Agent.

     SECTION 4.03. Conditions to Each Extension of Credit. The agreement of each Lender and each Issuing Bank to make any extension of credit requested to be made by it (other than any conversion of any outstanding Revolving Loan to a Loan of another Type at the end of an Interest Period or any continuation of any outstanding Revolving Loan as a Loan of the same Type for a succeeding Interest Period, which shall not be deemed to be a new extension of credit hereunder) to any Borrower on any date (including, without limitation, its initial extension of credit hereunder and its initial extension of credit to each Borrower) is subject to the satisfaction of the following conditions precedent:

     (a) Representations and Warranties. Each of the representations and warranties made by the Guarantor, the Company and such Borrower in or pursuant to the Loan Documents shall be true and correct in all material respects on and as of such date as if made on and as of such date except the representations and warranties made by the Guarantor, the Company and such Borrower in Sections 3.02, 3.06 and 3.14 of this Agreement.

     (b) No Default. No Default or Event of Default shall have occurred and be continuing on such date or after giving effect to the Loans or the issuance, amendment, renewal or extension of a Letter of Credit requested to be made on such date.

     Each borrowing by any Borrower hereunder shall constitute a representation and warranty by such Borrower as of the date of such extension of credit that the conditions contained in this Section 4.03 have been satisfied.

                                   ARTICLE V

                              Affirmative Covenants

     In the case of Section 5.09, the Guarantor hereby agrees, and, in the case of each other covenant in this Article, the Guarantor and the Company hereby jointly and severally agree, that, so long as the Commitments remain in effect, any Loan remains outstanding and unpaid, any Letter of Credit remains outstanding, any LC Disbursement remains unreimbursed or any other amount is owing to any Lender hereunder, the Guarantor and the Company shall and (except in the case of delivery of financial information, reports and notices pursuant to Sections 5.01, 5.02 and 5.07) shall cause each of its Significant Subsidiaries to:

     SECTION 5.01. Financial Statements. (a) Furnish to each Lender:


          (i) as soon as available, but in any event within 120 days after the end of each fiscal year of the Guarantor, a copy of the consolidated balance sheet of the Guarantor and its consolidated Subsidiaries as at the end of such year and the related consolidated statements of earnings, stockholders' equity and cash flows for such year, setting forth in each case in comparative form the figures for the previous year, reported on without a "going concern" or like qualification or exception, or qualification arising out of the scope of the audit, by PricewaterhouseCoopers LLP or other independent certified public accountants of nationally recognized standing; and

          (ii) as soon as available, but in any event not later than 60 days after the end of each of the first three quarterly periods of each fiscal year of the Guarantor, (A) the unaudited consolidated balance sheet of the Guarantor and its consolidated Subsidiaries as at the end of such quarter and in comparative form the figures for the end of the previous fiscal year, (B) the unaudited consolidated statement of earnings of the Guarantor and its consolidated Subsidiaries for such quarter and the portion of the fiscal year through the end of such quarter, and in comparative form the figures for the previous year, and (C) the unaudited consolidated statement of cash flows of the Guarantor and its consolidated Subsidiaries for the portion of the fiscal year through the end of such quarter, and in comparative form the figures for the previous year;

all such financial statements to be complete and correct in all material respects (subject to any qualifications which may be set forth in the notes therein in accordance with GAAP) and to be prepared in reasonable detail and in accordance with GAAP applied consistently throughout the periods reflected therein and with prior periods (except as approved by such accountants or officer, as the case may be, and disclosed therein).

     (b) Information required to be delivered pursuant to Section 5.01(a) shall be deemed to have been delivered on the date on which the Guarantor and the Company provide notice to the Lenders that such information has been posted on the Guarantor's website on the Internet at http://www.Unocal.com or at http://www.sec.gov; provided that such notice may be included in the certificates delivered pursuant to Section 5.02(a) and provided further that the Guarantor and the Company shall deliver paper copies of the information referred to in Section 5.01(a) after the date delivery is required thereunder to any Lender which requests such delivery within 5 Business Days after such request.

     SECTION 5.02. Certificates; Other Information. Furnish to each Lender:

     (a) concurrently with the delivery of the financial statements referred to in Section 5.01(a), a certificate of a Responsible Officer of the Guarantor and the Company, (i) stating that, to the best of such Responsible Officer's knowledge, the Guarantor and the Company, as the case may be, during such period has observed or performed all of its covenants and other agreements, and satisfied every condition, contained in this

Agreement and the other Loan Documents to which it is a party to be observed, performed or satisfied by it, (ii) stating that such Responsible Officer has obtained no knowledge of any Default or Event of Default except as specified in such certificate, (iii) stating that the financial statements concurrently delivered pursuant to Section 5.01(a) are fairly stated in all material respects when considered in relation to the annual consolidated financial statements of the Guarantor and its consolidated Subsidiaries, subject to normal year-end audit adjustments and (iv) in the case of such certificate of a Responsible Officer of the Guarantor and the Company showing in detail the calculations demonstrating compliance with Section 6.01 at the end of such fiscal quarter;

     (b) within thirty days after the same are sent, copies of all financial statements and reports which the Guarantor sends to its stockholders, and within thirty days after the same are filed, copies of all financial statements and reports which the Guarantor and the Company may make to, or file with, the Securities and Exchange Commission or any successor or analogous Governmental Authority; and

     (c) promptly, such additional financial and other information as the Administrative Agent, on behalf of any Lender, may from time to time reasonably request.

     SECTION 5.03. Payment of Obligations. Pay, discharge or otherwise satisfy at or before maturity or before they become delinquent, as the case may be, all its material obligations of whatever nature, except where the amount or validity thereof is currently being contested in good faith by appropriate proceedings and reserves in conformity with GAAP with respect thereto have been provided on the books of the Guarantor, the Company or their respective Significant Subsidiaries, as the case may be or where the failure to pay such obligations is not reasonably likely to have a Material Adverse Effect.

     SECTION 5.04. Conduct of Business and Maintenance of Existence. Continue to engage in business of the same general type as now conducted by it and preserve, renew and keep in full force and effect its corporate existence and take all reasonable action to maintain all rights, privileges and franchises necessary or desirable in the normal conduct of its business, except to the extent (a) otherwise permitted pursuant to Section 6.03 or (b) that all failures to do so are not, in the aggregate, reasonably likely to have a Material Adverse Effect or a Material Enforceability Effect; comply with all Contractual Obligations and Requirements of Law (including, without limitation, all requirements under ERISA but excluding all requirements under Environmental Laws) except to the extent that all failures to comply therewith are not, in the aggregate, reasonably likely to have a Material Adverse Effect or a Material Enforceability Effect.

     SECTION 5.05. Maintenance of Property; Insurance. Keep all property useful and necessary in its business in good working order and condition; maintain with financially sound and reputable insurance companies casualty insurance and insurance on all its property in such amounts and against such risks, and other insurance in such amounts and against such risks, as are similar to those usually insured against in the same general area by companies engaged in the same or a similar business; and furnish to each Lender, upon written request, full information as to the insurance carried; provided, however, that the Company may maintain self-insurance plans to the extent companies of similar size and in similar businesses do so.

     SECTION 5.06. Inspection of Property; Books and Records; Discussions. Keep proper books of records and account in which full, true and correct entries in conformity with GAAP and all Requirements of Law shall be made of all dealings and transactions in relation to its business and activities; and when reasonably deemed advisable by the Administrative Agent, permit the Administrative Agent (accompanied, where reasonable, by representatives of any Lender) to visit and inspect any of its properties and examine and make abstracts from any of its books and records at any reasonable time and as often as may reasonably be desired and to discuss the business, operations, properties and financial and other condition of the Guarantor and its Significant Subsidiaries with officers and employees of the Guarantor and its Significant Subsidiaries and with its independent certified public accountants.

     SECTION 5.07. Notices. Promptly give notice to the Administrative Agent (which shall promptly transmit such notice to each Lender) of:

     (a) the occurrence of any Default or Event of Default;

     (b) any (i) default or event of default under any Contractual Obligation of the Guarantor or any of its Significant Subsidiaries or (ii) litigation, investigation or proceeding which may exist at any time affecting the Guarantor or any of its Significant Subsidiaries which in either case, if not cured or if adversely determined, as the case may be, is reasonably likely to have a Material Adverse Effect or a Material Enforceability Effect; and

     (c) the following events, as soon as possible and in any event within 30 days after the Guarantor knows or has reason to know thereof: (i) the occurrence or expected occurrence of any Reportable Event with respect to any Plan, or any withdrawal from, or the termination, Reorganization or Insolvency of any Multiemployer Plan which could result in a liability to the Guarantor or any of its Significant Subsidiaries in excess of $5,000,000 or (ii) the institution of proceedings or the taking of any other action by the PBGC or the Guarantor or any of its Significant Subsidiaries or any Commonly Controlled Entity or any Multiemployer Plan with respect to the withdrawal from, or the terminating, Reorganization or Insolvency of, any Plan.

     Each notice pursuant to this Section shall be accompanied by a statement of a Responsible Officer of the Guarantor setting forth details of the occurrence referred to therein and stating what action the Guarantor and/or any of its Significant Subsidiaries propose to take with respect thereto.

SECTION 5.08. Environmental Laws. (a) Comply with and take reasonable efforts to ensure compliance by all tenants and subtenants, if any, with, all

Environmental Laws and obtain and comply with and maintain, and take reasonable efforts to ensure that all tenants and subtenants obtain and comply with and maintain, any and all licenses, approvals, registrations or permits required by Environmental Laws, except to the extent that failure to do so is not reasonably likely to have a Material Adverse Effect or a Material Enforceability Effect;

     (b) Conduct and complete all investigations, studies, sampling and testing, and all remedial, removal and other actions required under Environmental Laws and promptly comply with all lawful orders and directives of all Governmental Authorities respecting Environmental Laws, except to the extent that failure to do so is not reasonably likely to have a Material Adverse Effect or a Material Enforceability Effect, or the same are being contested in good faith by appropriate proceedings and the pendency of such proceedings is not reasonably likely to have a Material Adverse Effect or a Material Enforceability Effect; and

     (c) Defend, indemnify and hold harmless the Agents, the Issuing Banks and the Lenders, and their respective employees, agents, officers and directors, from and against any claims, demands, penalties, fines, liabilities, settlements, damages, costs and expenses of whatever kind or nature known or unknown, contingent or otherwise, arising out of, or in any way relating to the violation of or noncompliance with, or liability under, any Environmental Law and relating to the Properties or to any Borrower (or its predecessors), or any orders, requirements or demands of Governmental Authorities related thereto, including, without limitation, attorney's and consultant's fees, investigation and laboratory fees, court costs and litigation expenses, except to the extent that any of the foregoing arise out of the gross negligence or willful misconduct of the party seeking indemnification therefor.

     SECTION 5.09. Ownership of the Company and Borrowing Subsidiaries. Continue to own, directly or through one or more wholly-owned Subsidiaries, free of any Lien, 100% of each class of capital stock of the Company and the majority of each class of capital stock of each Borrowing Subsidiary.

     SECTION 5.10. USA Patriot Act. Promptly following any request therefore, all documentation and other information required by bank regulatory authorities under applicable "know your customer" and anti-money laundering rules and regulations, including the USA Patriot Act.

                                   ARTICLE VI

                               Negative Covenants

     The Guarantor and the Company hereby jointly and severally agree that, so long as the Commitments remain in effect, any Loan remains outstanding and unpaid, any Letter of Credit remains outstanding, any LC Disbursement remains unreimbursed or any other amount is owing to any Lender hereunder, the Guarantor and the Company shall not, and (except in the case of Section 6.01) shall not permit any of their respective Subsidiaries to, directly or indirectly:

     SECTION 6.01.  Leverage Ratio. Permit the ratio of (a) Consolidated Debt to
(b) the sum of Total Stockholders' Equity plus Consolidated Debt, as at the end of any fiscal quarter of the Guarantor, to exceed 0.70 to 1.

     SECTION 6.02. Limitation on Liens. Create, incur, assume or suffer to exist any Lien upon any of its property, assets or revenues, whether now owned or hereafter acquired, except for Permitted Liens.

     SECTION 6.03. Limitations on Fundamental Changes. Enter into any merger, consolidation or amalgamation, or liquidate, wind up or dissolve itself (or suffer any liquidation or dissolution), or convey, sell, lease, assign, transfer or otherwise dispose of, all or substantially all of its property, business or assets unless (a) such transaction is not likely to have a Material Adverse Effect or a Material Enforceability Effect, or make any material change in the present line of business of the Guarantor and its Subsidiaries taken as a whole,
(b) if such transaction involves the Guarantor or the Company, the Guarantor or the Company, as the case may be, is the surviving entity and (c) no Default or Event of Default shall have occurred and be continuing.

                                  ARTICLE VII

                                Events of Default

     If any of the following events ("Events of Default") shall occur:

     (a) Any Borrower shall fail to pay any principal of any Loan or any reimbursement obligation in respect of any LC Disbursement when and as the same shall become due and payable, whether at the due date thereof or at a date fixed for prepayment thereof or otherwise; or any Borrower shall fail to pay any interest on any Loan or any fee payable to any Lender or any Agent, when and as the same shall become due and payable, and such failure shall continue unremedied for a period of five days; or any Borrower shall fail to pay any other amount payable hereunder within thirty days after such amount becomes due in accordance with the terms hereof; or

     (b) Any representation or warranty made or deemed made by the Guarantor or any Borrower herein or in any other Loan Document or which is contained in any certificate, document or financial or other statement furnished at any time under or in connection with this Agreement shall prove to have been incorrect in any material respect on or as of the date made or deemed made; or

     (c) The Guarantor or the Company shall default in the observance or performance of any agreement contained in (i) Article V and such default shall continue unremedied or unwaived for a period of 30 days after receipt by the Company of written notice of such default from the Administrative Agent or (ii)
Article VI; or

     (d) The Guarantor or any Borrower shall default in the observance or performance of any other agreement contained in this Agreement (other than as provided in paragraphs (a) through (c) and (e) of this Article), and such default shall continue unremedied or unwaived for a period of 30 days after receipt by the Company of written notice of such default from the Administrative Agent; or

     (e) The Guarantor or any of the Significant Subsidiaries shall (i) default in any payment of principal of or interest on any Indebtedness (other than the Loans) in a principal amount outstanding of at least $100,000,000 in the aggregate for the Guarantor and the Significant Subsidiaries (such Indebtedness referred to herein as "Material Indebtedness") or in the payment of any matured Guarantee Obligations in a principal amount outstanding of at least $100,000,000 in the aggregate for the Guarantor and the Significant Subsidiaries (any such Guarantee Obligation referred to herein as a "Material Guarantee Obligation"), beyond the period of grace (not to exceed 30 days), if any, provided in the instrument or agreement under which such Material Indebtedness or Material Guarantee Obligation was created; or (ii) any other event shall occur or condition exist (other than any mandatory prepayment event not arising out of a default in performance by the Guarantor or any Significant Subsidiary of any obligations relating to any Material Indebtedness or any Material Guarantee Obligation) under any agreement relating to such Material Indebtedness or such Material Guarantee Obligation which, in either case, results in such Material Indebtedness or such Material Guarantee Obligation becoming due and payable prior to maturity; provided, that any drawing or payment under a Guarantee Obligation, (including any letter of credit or similar instrument issued for the account of the Guarantor or any Significant Subsidiary and backing, or constituting the payment mechanism for, any primary obligation of the Guarantor or any Significant Subsidiary) shall not constitute an Event of Default under this paragraph if such drawing or payment is not a result of a default in performance by the Guarantor or any Significant Subsidiary of any obligation relating to such primary obligation or such Guarantee Obligation; provided further, that no event described above in this paragraph with respect to any Project Indebtedness shall constitute an Event of Default unless and until, after giving effect to such event and all other events affecting such Project Indebtedness or the related Project, the Guarantor or any Significant Subsidiary (other than any Project Company related to the Project financed by such Project Indebtedness) shall be liable for such Project Indebtedness under any Guarantee Obligation (and in determining the amount of any Project Indebtedness for purposes of this paragraph, only the amount for which the Guarantor or any Significant Subsidiary (other than any Project Company related to the Project financed by such Project Indebtedness) shall or would be so liable shall be included); or

     (f) (i) The Guarantor or any of the Significant Subsidiaries shall commence any case, proceeding or other action (A) under any existing or future law of any jurisdiction, domestic or foreign, relating to bankruptcy, insolvency, reorganization or relief of debtors, seeking to have an order for relief entered with respect to it, or seeking to adjudicate it a bankrupt or insolvent, or seeking reorganization, arrangement, adjustment, winding-up, liquidation, dissolution, composition or other relief with respect to it or its debts, or (B) seeking appointment of a receiver, trustee, custodian or other similar official for it or for all or any substantial part of its assets, or the Guarantor or any of the Significant Subsidiaries shall make a general assignment for the benefit of its creditors; or (ii) there shall be commenced against the Guarantor or any of the Significant Subsidiaries any case, proceeding or other action of a nature referred to in clause (i) above which (A) results in the entry of an order for relief or any such adjudication or appointment or (B) remains undismissed, undischarged or unbonded for a period of 60 days; or (iii) there shall be commenced against the Guarantor or any of the Significant Subsidiaries any case, proceeding or other action seeking issuance of a warrant of attachment, execution, distraint or similar process against all or any substantial part of its assets which results in the entry of an order for any such relief which shall not have been vacated, discharged, or stayed or bonded pending appeal within 60 days from the entry thereof; or (iv) the Guarantor or any of the Significant Subsidiaries shall take any action in furtherance of, or indicating its consent to, approval of, or acquiescence in, any of the acts set forth in clause (i), (ii), or (iii) above; or (v) the Guarantor or any of the Significant Subsidiaries shall generally not, or shall be unable to, or shall admit in writing its inability to, pay its debts as they become due; or

     (g) (i) Any Person shall engage in any "prohibited transaction" (as defined in Section 406 of ERISA or Section 4975 of the Code) involving any Plan, (ii) any "accumulated funding deficiency" (as defined in Section 302 of ERISA), whether or not waived, shall exist with respect to any Plan, (iii) a Reportable Event shall occur with respect to, or proceedings shall commence to have a trustee appointed, or a trustee shall be appointed, to administer or to terminate, (iv) any Single Employer Plan, which Reportable Event or commencement of proceedings or appointment of a trustee is, in the reasonable opinion of the Required Lenders, likely to result in the termination of such Plan for purposes of Title IV of ERISA, (v) any Single Employer Plan shall terminate for purposes of Title IV of ERISA, (vi) the Guarantor, any of its Subsidiaries or any Commonly Controlled Entity shall, or in the reasonable opinion of the Required Lenders is likely to, incur any liability in connection with a withdrawal from, or the Insolvency or Reorganization of, a Multiemployer Plan or (vii) any other event or condition shall occur or exist, with respect to a Plan; and in each case in clauses (i) through (vii) above, such event or condition, together with all other such events or conditions, if any, could reasonably be likely to have a Material Adverse Effect; or

     (h) One or more judgments or decrees shall be entered against the Guarantor and/or any Significant Subsidiary involving in the aggregate a liability (not paid or fully covered by insurance) of $100,000,000 or more and all such judgments or decrees shall not have been vacated, discharged, stayed or bonded pending appeal within 30 days from the entry thereof;

     (i) The Guarantor or the Company, as the case may be, shall cease to own, directly or through one or more wholly-owned Subsidiaries, 100% of each class of capital stock of the Company and the majority of each class of capital stock of each Borrowing Subsidiary; or

     (j) On or after the Effective Date (i) any of the  guarantees  contained in
Article IX shall cease to be or shall not be enforceable or (ii) either the Guarantor or any

Borrower shall assert in writing that any such guarantee has ceased to be or is not enforceable;

then, and in every such event (other than an event described in clause (i) or (ii) of paragraph (f) above), and at any time thereafter during the continuance of such event, the Administrative Agent may, and at the request of the Required Lenders shall, by notice to the Company, take either or both of the following actions, at the same or different times: (i) terminate the Commitments, and thereupon the Commitments shall terminate immediately and (ii) declare the Loans then outstanding to be due and payable in whole (or in part, in which case any principal not so declared to be due and payable may thereafter be declared to be due and payable), and thereupon the principal of the Loans so declared to be due and payable, together with accrued interest thereon and all fees and other obligations of the Borrowers accrued hereunder, shall become due and payable immediately, without presentment, demand, protest or other notice of any kind, all of which are hereby waived by each Borrower; and in case of any event described in clause (i) or (ii) of paragraph (f) above, the Commitments shall automatically terminate and the principal of the Loans then outstanding, together with accrued interest thereon and all fees and other obligations of the Borrowers accrued hereunder, shall automatically become due and payable, without presentment, demand, protest or other notice of any kind, all of which are hereby waived by each Borrower.

                                  ARTICLE VIII

                                   The Agents

     In order to expedite the transactions contemplated by this Agreement, JPMorgan Chase Bank and Citicorp USA, Inc. are hereby appointed to act as Administrative Agent and Syndication Agent, respectively, on behalf of the Lenders. Each of the Lenders and each of the Issuing Banks hereby irrevocably authorizes the Agents to take such actions on its behalf and to exercise such powers as are delegated to the Agents by the terms hereof, together with such actions and powers as are reasonably incidental thereto.

     Each bank serving as Agent hereunder shall have the same rights and powers in its capacity as a Lender as any other Lender and may exercise the same as though it were not an Agent, and such bank and its Affiliates may accept deposits from, lend money to and generally engage in any kind of business with any Borrower, the Guarantor or any Subsidiary or other Affiliate thereof as if it were not an Agent hereunder.

     The Agents shall not have any duties or obligations except those expressly set forth herein. Without limiting the generality of the foregoing, (a) the Agents shall not be subject to any fiduciary or other implied duties, regardless of whether a Default has occurred and is continuing, (b) the Agents shall not have any duty to take any discretionary action or exercise any discretionary powers, except discretionary rights and powers expressly contemplated hereby that the Agents are required to exercise in writing by the Required Lenders (or such other number or percentage of the Lenders as shall be necessary under the circumstances as provided in Section 10.02), and
(c) except as expressly set forth herein and in the other Loan Documents, no Agent shall have any duty to disclose, and shall not be liable for the failure to disclose, any information relating to any Borrower, the Guarantor or any Subsidiary that is communicated to or obtained by the bank serving as Agent or any of its Affiliates in any capacity. No Agent shall be liable for any action taken or not taken by it with the consent or at the request of the Required Lenders (or such other number or percentage of the Lenders as shall be necessary under the circumstances as provided in Section 10.02) or in the absence of its own gross negligence or willful misconduct. No Agent shall be deemed to have knowledge of any Default unless and until written notice thereof is given to such Agent by the Company or a Lender, and no Agent shall be responsible for or have any duty to ascertain or inquire into (i) any statement, warranty or representation made in or in connection with this Agreement, (ii) the contents of any certificate, report or other document delivered hereunder or in connection herewith, (iii) the performance or observance of any of the covenants, agreements or other terms or conditions set forth herein, (iv) the validity, enforceability, effectiveness or genuineness of this Agreement or any other agreement, instrument or document, or (v) the satisfaction of any condition set forth in Article IV or elsewhere herein, other than to confirm receipt of items expressly required to be delivered to such Agent. None of the Lenders identified on the facing page or signature pages or elsewhere herein as "syndication agent" or "documentation agent" shall have any right, power, obligation, liability, responsibility or duty under this Agreement other than those applicable to all Lenders as such.

     Each Agent shall be entitled to rely upon, and shall not incur any liability for relying upon, any notice, request, certificate, consent, statement, instrument, document or other writing believed by it to be genuine and to have been signed or sent by the proper Person. Each Agent also may rely upon any statement made to it orally or by telephone and believed by it to be made by the proper Person, and shall not incur any liability for relying thereon. Each Agent may consult with legal counsel (who may be counsel for the Borrowers), independent accountants and other experts selected by it, and shall not be liable for any action taken or not taken by it in accordance with the advice of any such counsel, accountants or experts.

     Each Agent may perform any and all its duties and exercise its rights and powers by or through any one or more sub-agents appointed by such Agent. Such Agent and any such sub-agent may perform any and all its duties and exercise its rights and powers through its respective Related Parties. The exculpatory provisions of the preceding paragraphs shall apply to any such sub-agent and to the Related Parties of such Agent and any such sub-agent, and shall apply to their respective activities in connection with the syndication of the credit facilities provided for herein as well as activities as Agent.

     Subject to the appointment and acceptance of a successor Agent as provided in this paragraph, any Agent may resign at any time by notifying the Lenders, the Issuing Banks and the Company. Upon any such resignation, the Required Lenders shall have the right, in consultation with the Company, to appoint a successor. If no successor shall have been so appointed by the Required Lenders and shall have accepted such appointment within 30 days after the retiring Agent gives notice of its resignation, then the retiring Agent may, on behalf of the Lenders and the Issuing Banks, appoint a successor Agent which shall be a bank with an office in New York, New York, or an Affiliate of any such bank. Upon the acceptance of its appointment as Agent hereunder by a successor, such successor shall succeed to and become vested with all the rights, powers, privileges and duties of the retiring Agent, and the retiring Agent shall be discharged from its duties and obligations hereunder. The fees payable by the Borrowers to a successor Agent shall be the same as those payable to its predecessor unless otherwise agreed between the Company and such successor. After an Agent's resignation hereunder, the provisions of this Article and Section 10.03 shall continue in effect for the benefit of such retiring Agent, its sub-agents and their respective Related Parties in respect of any actions taken or omitted to be taken by any of them while it was acting as Agent.

     Each Lender acknowledges that it has, independently and without reliance upon any Agent or any other Lender and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement. Each Lender also acknowledges that it will, independently and without reliance upon any Agent or any other Lender and based on such documents and information as it shall from time to time deem appropriate, continue to make its own decisions in taking or not taking action under or based upon this Agreement, any related agreement or any document furnished hereunder or thereunder.

     None of the Lenders or other persons identified on the facing page of this Agreement as a "syndication agent" shall have any right, power, obligation, liability, responsibility or duty under this Agreement other than those applicable to all Lenders. Without limiting the foregoing, none of the Lenders or other persons so identified shall have or be deemed to have any fiduciary relationship with any Lender. Each Lender acknowledges that it has not relied, and will not rely, on any of the Lenders or other persons so identified in deciding to enter into this Agreement or in taking or not taking action hereunder.

                                   ARTICLE IX

                                   Guarantees

     SECTION 9.01. Guarantees. In order to induce the Agents and the Lenders to execute and deliver this Agreement and to make Loans hereunder, and in consideration thereof:

     (a) The Guarantor hereby unconditionally and irrevocably guarantees to each Agent and each Lender and their respective successors and assigns, the prompt and complete payment when due (whether at the stated maturity, by acceleration or otherwise, but subject to applicable grace periods contained herein) of the Obligations and the Subsidiary Obligations, and the Guarantor further agrees to pay any and all expenses which may be paid or incurred by any Agent or any Lender in collecting any or all of the Obligations or the Subsidiary Obligations and/or enforcing any rights under this Article or under the Obligations or the Subsidiary Obligations. Upon failure by any Borrower to pay punctually any of the Obligations or the Subsidiary Obligations promptly when due, the Guarantor shall forthwith on demand pay the amount not so paid at the place and in the manner, currency and type of funds specified for such payment in this Agreement.

     (b) The Company hereby unconditionally and irrevocably guarantees to each Agent and each Lender and their respective successors and assigns, the prompt and complete payment when due (whether at the stated maturity, by acceleration or otherwise, but subject to applicable grace periods contained herein) of the Subsidiary Obligations, and the Company further agrees to pay any and all expenses which may be paid or incurred by any Agent or any Lender in collecting any or all of the Subsidiary Obligations and/or enforcing any rights under this Article or under the Subsidiary Obligations. Upon the failure by any Borrower to pay punctually any of the Subsidiary Obligations promptly when due, the Company shall forthwith on demand pay the amount not so paid at the place and in the manner, currency and type of funds specified for such payment in this Agreement.

     SECTION 9.02. Subrogation, Contribution; Reimbursement or Indemnity. (a) Upon making any payment with respect to the Obligations under this Article, the Guarantor shall be subrogated to the rights of the payee against the Company with respect to such payment. However, so long as (i) any Lender has any Commitment hereunder or (ii) any Obligation remains outstanding, the Guarantor shall not enforce any payment by way of subrogation against the Company or against any collateral security or guarantee or right of offset held by any Agent or any Lender for the payment of the Obligations or any contractual, common law, statutory or other rights of reimbursement, contribution, exoneration or indemnity (or any similar right) from or against the Company which may have arisen in connection with the Guarantor's guarantees contained in this Article.

     (b) Upon making any payment with respect to the Subsidiary Obligations under this Article, the Company shall be subrogated to the rights of the payee against the relevant Borrowing Subsidiary with respect to such payment. However, so long as (i) any Lender has any Commitment hereunder under which such Borrowing Subsidiary is or may become entitled to borrow or (ii) any Subsidiary Obligations of such Borrowing Subsidiary remain outstanding, the Company shall not enforce any payment by way of subrogation against such Borrowing Subsidiary or against any collateral security or guarantee or right of offset held by any Agent or any Lender for the payment of its Subsidiary Obligations or any contractual, common law, statutory or other rights of reimbursement, contribution, exoneration or indemnity (or any similar right) from or against such Borrowing Subsidiary which may have arisen in connection with the Company's guarantees contained in this Article.

     (c) So long as any Lender has a Commitment hereunder under which a Borrowing Subsidiary is or may become entitled to borrow or any Obligations remain outstanding, if any amount shall be paid by or on behalf of the Company to the Guarantor on account of any of the rights referred to in this Section 9.02, such amount shall be held by the Guarantor in trust, segregated from other funds of the Guarantor, and shall, forthwith upon receipt by the Guarantor, be turned over to the Administrative Agent in the exact form received by the Guarantor (duly indorsed by the Guarantor to the Administrative Agent, if required), to be applied against the Obligations, whether matured or unmatured, as provided in
Section 2.17.

     (d) So long as any Lender has a Commitment hereunder under which a Borrowing Subsidiary is or may become entitled to borrow or any Subsidiary Obligations of a Borrowing Subsidiary remain outstanding, if any amount shall be paid by or on behalf of such Borrowing Subsidiary to the Guarantor or the Company, on account of any of the rights referred to in this Section 9.02, such amount shall be held by the Guarantor or the Company, as the case may be, in trust, segregated from other funds of the Guarantor or the Company, as the case may be, and shall, forthwith upon receipt by the Guarantor or the Company, as the case may be, be turned over to the Administrative Agent in the exact form received by the Guarantor or the Company, as the case may be (duly indorsed to the Administrative Agent, if required), to be applied against the Subsidiary Obligations of such Borrowing Subsidiary, whether matured or unmatured, as provided in Section 2.17.

     (e) The provisions of this Section shall survive the termination of the guarantees contained in this Article and the payment in full of the Obligations and the Subsidiary Obligations, and the termination of the Commitments.

     SECTION 9.03. Modification of Obligations. Each of the Guarantor and the Company hereby consents that, without the necessity of any reservation of rights against it and without notice to or further assent by it, any demand for payment of any of the Obligations or the Subsidiary Obligations made by any Agent or any Lender may be rescinded by such Agent or such Lender and any of the Obligations or the Subsidiary Obligations continued, and the Obligations and the Subsidiary Obligations, or the liability of any other party upon or for any part thereof, or any collateral security or guarantee therefor or right of offset with respect thereto, may, from time to time, in whole or in part, be renewed, extended, amended, modified, accelerated, compromised, waived, surrendered or released by such Agent or such Lender and this Agreement (other than the obligations specifically incurred by the Guarantor or the Company under this Article), any collateral security document or other guarantee or document in connection therewith may be amended, modified, supplemented or terminated, in whole or in part, as such Agent or such Lender may deem advisable from time to time, and any collateral security or guarantee or right of offset at any time held by any Agent or any Lender for the payment of the Obligations or the Subsidiary Obligations may be sold, exchanged, waived, surrendered or released, all without the necessity of any reservations of rights against the Guarantor or the Company and without notice to or further assent by the Guarantor or the Company (in respect of its guarantee hereunder), each of which will remain bound hereunder notwithstanding any such renewal, extension, supplement, termination, sale, exchange, waiver, surrender or release. No Agent or Lender shall have any obligation to protect, secure, perfect or insure any collateral security document or property subject thereto at any time held as security for the Obligations or the Subsidiary

Obligations. When making any demand hereunder against the Guarantor or the Company, any Agent or any Lender may, but shall be under no obligation to, make a similar demand on the Company or any Borrowing Subsidiary, as the case may be, or upon any other guarantor, and any failure by such Agent or such Lender to make any such demand or to collect any payments from the Company, any such Borrowing Subsidiary or any such other guarantor or any release of the Company or such Borrowing Subsidiary or such other guarantor shall not relieve the Guarantor or the Company of its obligations and liabilities hereunder, and shall not impair or affect the rights and remedies, express or implied, or as a matter of law, of any Agent or any Lender against the Guarantor or the Company. For purposes of this Section, the term "demand" shall include the commencement and continuance of any legal proceedings.

     SECTION 9.04. Waiver. Each of the Guarantor and the Company hereby waives any and all notice of the creation, renewal, extension or accrual of any of the Obligations or Subsidiary Obligations and notice of or proof of reliance by any Agent or any Lender upon the guarantees contained in this Article or acceptance of the guarantees contained in this Article, and the Obligations and the Subsidiary Obligations, and any of them, shall conclusively be deemed to have been created, contracted or incurred in reliance upon the guarantees contained in this Article, and all dealings between the Borrowing Subsidiaries, the Company or the Guarantor and the Lenders shall likewise be conclusively presumed to have been had or consummated in reliance upon the guarantees contained in this Article. Each of the Guarantor and the Company hereby waives diligence, presentment, protest, demand for payment and notice of default or nonpayment and all other notices to or upon the Guarantor or the Company with respect to the Obligations and the Subsidiary Obligations. This Article shall be construed as continuing, absolute and unconditional guarantees of payment without regard to the validity, regularity or enforceability of this Agreement, any other Loan Document, any of the Obligations or the Subsidiary Obligations, or any collateral security or guarantee therefor or right of offset with respect thereto at any time or from time to time held by any Agent or any Lender and without regard to any defense, set-off or counterclaim which may at any time be available to or be asserted by the Guarantor, the Company or any Borrowing Subsidiary against any Agent or any Lender, or by any other circumstance whatsoever (with or without notice to or knowledge of the Guarantor, the Company or any Borrowing Subsidiary) (other than payment in full of the Obligations or the Subsidiary Obligations, as the case may be) which constitutes, or might be construed to constitute, an equitable or legal discharge of the Company or any Borrowing Subsidiary for the Obligations or the Subsidiary Obligations, as the case may be, or of the Guarantor or the Company under the guarantees contained in this Article in bankruptcy or in any other instance, and the obligations and liabilities of the Guarantor and the Company hereunder shall not be conditioned or contingent upon the pursuit by any Agent or any Lender at any time of any right or remedy against the Company, any Borrowing Subsidiary or any other Person which may be or become liable in respect of all or any part of the Obligations or Subsidiary Obligations or against any collateral security or guarantee therefor or right of offset with respect thereto. The guarantees contained in this Article shall remain in full force and effect and be binding in accordance with and to the extent of their terms upon the Guarantor and the Company (and any successors and assigns of either thereof) and shall inure to the benefit of the Agents and the Lenders and their respective successors and assigns, until (subject to Section 9.05) all the Obligations and the Subsidiary Obligations and the obligations of the Guarantor and the Company under this Article shall have been satisfied by payment in full and all Commitments have been terminated, notwithstanding that from time to time during the term of this Agreement the Company may be free from any Obligations or any Borrowing Subsidiary may be free from any Subsidiary Obligations.

     SECTION 9.05. Reinstatement. Each of the guarantees contained in this Article shall continue to be effective, or be reinstated, as the case may be, if at any time payment, or any part thereof, of any of the Obligations or the Subsidiary Obligations is rescinded or must otherwise be restored or returned by any Agent or any Lender upon the insolvency, bankruptcy, dissolution, liquidation or reorganization of the Company or any Borrowing Subsidiary, or upon or as a result of the appointment of a receiver, intervener or conservator of, or trustee or similar officer for, the Company or any substantial part of its property, or any Borrowing Subsidiary or any substantial part of its property or otherwise, all as though such payments had not been made.

     SECTION 9.06. Payment of Obligations. Each of the Guarantor and the Company hereby guarantees that the Obligations and the Subsidiary Obligations will be paid to the Administrative Agent for the account of the Lenders or Agents entitled thereto without set-off or counterclaim at the office of the Administrative Agent specified in Section 10.01.

                                   ARTICLE X

                                  Miscellaneous

     SECTION 10.01. Notices. Except in the case of notices and other communications expressly permitted to be given by telephone, all notices and other communications provided for herein shall be in writing and shall be delivered by hand or overnight courier service, mailed by certified or registered mail or sent by telecopy, as follows:

          (a) if to a Borrower or the Guarantor, to it at 2141 Rosecrans Ave., Suite 4000, El Segundo, CA 90245, Attention of the Treasurer (Telecopy No.
     (310) 726-7834);

          (b) if to the Administrative Agent, to JPMorgan Chase Bank, Loan and Agency Services Group, One Chase Manhattan Plaza, 8th Floor, New York, New York 10081, Attention of Muniram Appanna (Telecopy No. (212) 552-5658), with a copy to JPMorgan Chase Bank, 600 Travis Street, 20th Floor, Houston, Texas 77002, Attention of June Brand (Telecopy No. (713) 216-8870);

          (c) if to the Syndication Agent, to ABN AMRO Bank N.V., 208 South LaSalle Street, Suite 1500, Chicago, Illinois 60604-1003, Attention of Loan Administration (Telecopy No. (312) 992-5111), with a copy to ABN AMRO

     Bank N.V., Three Riverway, Suite 1700, Houston, Texas 77056, Attention of Jeff White (Telecopy No. (713) 629-1115); and

          (d) if to any other Lender or Issuing Bank, to it at its address (or telecopy number) set forth in its Administrative Questionnaire.

Any party hereto may change its address or telecopy number for notices and other communications hereunder by notice to the other parties hereto. All notices and other communications given to any party hereto in accordance with the provisions of this Agreement shall be deemed to have been given on the date of receipt.

     SECTION 10.02. Waivers; Amendments. (a) No failure or delay by any Agent, any Issuing Bank or any Lender in exercising any right or power hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. The rights and remedies of the Agents, the Issuing Banks and the Lenders hereunder are cumulative and are not exclusive of any rights or remedies that they would otherwise have. No waiver of any provision of this Agreement or consent to any departure by a Borrower or the Guarantor therefrom shall in any event be effective unless the same shall be permitted by paragraph (b) of this Section, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. Without limiting the generality of the foregoing, the making of a Loan or the issuance of a Letter of Credit shall not be construed as a waiver of any Default, regardless of whether any Agent, any Lender or any Issuing Bank may have had notice or knowledge of such Default at the time.

     (b) Neither this Agreement nor any provision hereof may be waived, amended or modified except pursuant to an agreement or agreements in writing entered into by the Company, the Guarantor and the Required Lenders or by the Company, the Guarantor and the Agent with the consent of the Required Lenders; provided that no such agreement shall (i) increase the Commitment of any Lender without the written consent of such Lender, (ii) reduce the principal amount of any Loan or any LC Disbursement or reduce the rate of interest thereon, or reduce any fees payable hereunder, without the written consent of each Lender affected thereby, (iii) postpone the scheduled date of payment of the principal amount of any Loan or any LC Disbursement, or any interest thereon, or any fees payable hereunder, or reduce the amount of, waive or excuse any such payment, or postpone the scheduled date of expiration of any Commitment, without the written consent of each Lender affected thereby, (iv) change Section 2.17(b) or (c) in a manner that would alter the pro rata sharing of payments required thereby, without the written consent of each Lender, (v) change any of the provisions of this Section or the definition of "Required Lenders" or any other provision hereof specifying the number or percentage of Lenders required to waive, amend or modify any rights hereunder or make any determination or grant any consent hereunder, or (vi) release the Guarantor or the Company from their respective obligations under Article IX without the written consent of each Lender; provided further that no such agreement shall amend, modify or otherwise affect the rights or duties of the any Agent or any Issuing Bank hereunder, without the prior written consent of the such Agent or such Issuing Bank, as the case may be. Notwithstanding the foregoing, any provision of this Agreement may be amended by an agreement in writing entered into by the Company, the Guarantor, the Required Lenders and the Administrative Agent if (i) by the terms of such agreement the Commitment of each Lender not consenting to the amendment provided for therein shall terminate upon the effectiveness of such amendment and (ii) at the time such amendment becomes effective, each Lender not consenting thereto receives payment in full of the principal of and interest accrued on each Loan made by it and all other amounts owing to it or accrued for its account under this Agreement.

     SECTION 10.03. Expenses; Indemnity; Damage Waiver. (a) The Borrowers shall pay (i) all reasonable out-of-pocket expenses incurred by each Agent and its Affiliates, including the reasonable fees, charges and disbursements of counsel for the Agents, in connection with the syndication of the credit facilities provided for herein, the preparation and administration of this Agreement or any amendments, modifications or waivers of the provisions hereof (whether or not the transactions contemplated hereby or thereby shall be consummated), (ii) all reasonable out-of-pocket expenses incurred by the Issuing Banks in connection with the issuance, amendment, renewal or extension of any Letter of Credit or any demand for payment thereunder and (iii) all out-of-pocket expenses incurred by any Agent, any Issuing Bank or any Lender, including the fees, charges and disbursements of any counsel for any Agent, any Issuing Bank or any Lender, in connection with the enforcement or protection of its rights in connection with this Agreement, including its rights under this Section, or in connection with the Loans made hereunder, including all such out-of-pocket expenses incurred during any workout, restructuring or negotiations in respect of such Loans.

     (b) Each Borrower shall indemnify each Agent, each Issuing Bank and each Lender, and each Related Party of any of the foregoing Persons (each such Person being called an "Indemnitee") against, and hold each Indemnitee harmless from, any and all losses, claims, damages, liabilities and related expenses, including the fees, charges and disbursements of any counsel for any Indemnitee, incurred by or asserted against any Indemnitee arising out of, in connection with, or as a result of (i) the execution or delivery of this Agreement or any agreement or instrument contemplated hereby, the performance by the parties hereto of their respective obligations hereunder or the consummation of the transactions contemplated hereby, (ii) any Loan or Letter of Credit or the use of the proceeds therefrom (including any refusal by an Issuing Bank to honor a demand for payment under a Letter of Credit if the documents presented in connection with such demand do not strictly comply with the terms of such Letter of Credit), (iii) any actual or alleged presence or release of Hazardous Materials on or from any property owned or operated by the Guarantor, any Borrower or any of its Subsidiaries, or any environmental liability related in any way to any Borrower or any of its Subsidiaries, or (iv) any actual or prospective claim, litigation, investigation or proceeding relating to any of the foregoing, whether based on contract, tort or any other theory and regardless of whether any Indemnitee is a party thereto; provided that such indemnity shall not, as to any Indemnitee, be available to the extent that such losses, claims, damages, liabilities or related expenses resulted from the gross negligence or willful misconduct of such Indemnitee.

     (c) To the extent that any Borrower fails to pay any amount required to be paid by it to the Administrative Agent or any Issuing Bank under paragraph (a) or (b) of this Section, each Lender severally agrees to pay to the Administrative Agent or any Issuing Bank, as the case may be, such Lender's Applicable Percentage (determined as of the time that the applicable unreimbursed  expense or  indemnity  payment is sought) of such  unpaid  amount;
provided that the unreimbursed expense or indemnified loss, claim, damage, liability or related expense, as the case may be, was incurred by or asserted against the Administrative Agent or such Issuing Bank in its capacity as such.

     (d) To the extent permitted by applicable law, no Borrower shall assert, and each Borrower hereby waives, any claim against any Indemnitee, on any theory of liability, for special, indirect, consequential or punitive damages (as opposed to direct or actual damages) arising out of, in connection with, or as a result of, this Agreement, any Joinder Agreement, any guarantee or any other agreement or instrument contemplated hereby, any Loan or Letter of Credit or the use of the proceeds thereof or any of the other transactions contemplated hereby.

     (e) All amounts due under this Section shall be payable promptly after written demand therefor.

     SECTION 10.04. Successors and Assigns. (a) The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted hereby (including any Affiliate of an Issuing Bank that issues any Letter of Credit), except that (i) neither the Guarantor nor any Borrower may assign or otherwise transfer any of its rights or obligations hereunder without the prior written consent of each Lender (and any attempted assignment or transfer by the Guarantor or any Borrower without such consent shall be null and void) and (ii) no Lender may assign or otherwise transfer its rights or obligations hereunder except in accordance with this Section. Nothing in this Agreement, expressed or implied, shall be construed to confer upon any Person (other than the parties hereto, their respective successors and assigns permitted hereby (including any Affiliate of an Issuing Bank that issues any Letter of Credit), Participants (to the extent provided in paragraph (c) of this Section) and, to the extent expressly contemplated hereby, the Related Parties of the Administrative Agent, the Issuing Banks and each of the Lenders) any legal or equitable right, remedy or claim under or by reason of this Agreement.

     (b) (i) Subject to the conditions set forth in paragraph (b)(ii) below, any Lender may assign to one or more assignees all or a portion of its rights and obligations under this Agreement (including all or a portion of its Commitment and the Loans at the time owing to it) with the prior written consent (such consent not to be unreasonably withheld or delayed) of:

          (A) the Company, provided that no consent of the Company shall be required for an assignment to a Lender, an Affiliate of a Lender, an Approved Fund or, if a Default has occurred and is continuing, any other assignee;

          (B) the Administrative Agent, provided that no consent of the

     Administrative Agent shall be required for an assignment of any Commitment to an assignee that is a Lender with a Commitment immediately prior to giving effect to such assignment; and

          (C) the Issuing Banks.

          (ii)  Assignments  shall  be  subject  to  the  following   additional
     conditions:

          (A) except in the case of an assignment to a Lender or an Affiliate of a Lender or an assignment of the entire remaining amount of the assigning Lender's Commitment or Loans of any Class, the amount of the Commitment or Loans of the assigning Lender subject to each such assignment (determined as of the date the Assignment and Assumption with respect to such assignment is delivered to the Administrative Agent) shall not be less than $5,000,000 unless the Company, the Administrative Agent and the Issuing Banks otherwise consent, provided that no such consent of the Company shall be required if a Default has occurred and is continuing;

          (B) each partial assignment shall be made as an assignment of a proportionate part of all the assigning Lender's rights and obligations under this Agreement; provided that this clause (B) shall not apply to rights in respect of outstanding Competitive Loans;

          (C) the parties to each  assignment  shall  execute and deliver to the
     Administrative  Agent  an  Assignment  and  Assumption,   together  with  a
     processing and recordation fee of $3,500; and

          (D) the assignee, if it shall not be a Lender, shall deliver to the Administrative Agent an Administrative Questionnaire.

          For the purposes of this Section 10.04(b), the term "Approved Fund" has the following meaning:

          "Approved Fund" means any Person (other than a natural person) that is engaged in making, purchasing, holding or investing in bank loans and similar extensions of credit in the ordinary course of its business and that is administered or managed by (a) a Lender, (b) an Affiliate of a Lender or (c) an entity or an Affiliate of an entity that administers or manages a Lender.

          (iii) Subject to acceptance and recording thereof pursuant to paragraph (b)(iv) of this Section, from and after the effective date specified in each Assignment and Assumption the assignee thereunder shall be a party hereto and, to the extent of the interest assigned by such Assignment and Assumption, have the rights and obligations of a Lender under this Agreement, and the assigning Lender thereunder shall, to the extent of the interest assigned by such Assignment and Assumption, be released from its obligations under this Agreement (and, in the case of an Assignment and Assumption covering all of the assigning Lender's rights and obligations under this Agreement, such Lender shall cease to be a party hereto but shall continue to be entitled to the benefits of Sections 2.14, 2.15, 2.16 and 10.03). Any assignment or transfer by a Lender of rights or obligations under this Agreement that does not comply with this Section 10.04 shall be treated for purposes of this Agreement as a sale by such Lender of a participation in such rights and obligations in accordance with paragraph (c) of this Section.

          (iv) The Administrative Agent, acting for this purpose as an agent of the Borrowers, shall maintain at one of its offices a copy of each
     Assignment and Assumption delivered to it and a register for the recordation of the names and addresses of the Lenders, and the Commitment of, and principal amount of the Loans and LC Disbursements owing to, each Lender pursuant to the terms hereof from time to time (the "Register"). The entries in the Register shall be conclusive, and the Guarantor, the Borrowers, the Administrative Agent, the Issuing Banks and the Lenders may treat each Person whose name is recorded in the Register pursuant to the terms hereof as a Lender hereunder for all purposes of this Agreement, notwithstanding notice to the contrary. The Register shall be available for inspection by the Guarantor, the Borrowers, any Issuing Bank and any Lender, at any reasonable time and from time to time upon reasonable prior notice.

          (v) Upon its receipt of a duly completed Assignment and Assumption executed by an assigning Lender and an assignee, the assignee's completed Administrative Questionnaire (unless the assignee shall already be a Lender hereunder), the processing and recordation fee referred to in paragraph (b) of this Section and any written consent to such assignment required by paragraph (b) of this Section, the Administrative Agent shall accept such Assignment and Assumption and record the information contained therein in the Register. No assignment shall be effective for purposes of this Agreement unless it has been recorded in the Register as provided in this paragraph.

          (c) (i) Any Lender may, without the consent of the Guarantor, the Borrowers, the Administrative Agent or the Issuing Banks sell participations to one or more banks or other entities (a "Participant") in all or a portion of such Lender's rights and obligations under this Agreement (including all or a portion of its Commitment and the Loans owing to it); provided that (A) such Lender's obligations under this Agreement shall remain unchanged, (B) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations and (C) the Guarantor, the Borrowers, the Administrative Agent, the Issuing Banks and the other Lenders shall continue to deal solely and directly with such Lender in connection with such Lender's rights and obligations under this Agreement. Any agreement or instrument pursuant to which a Lender sells such a participation shall provide that such Lender shall retain the sole right to enforce this Agreement and to approve any amendment, modification or waiver of any provision of this Agreement; provided that such agreement or instrument may provide that such Lender will not, without the consent of the Participant, agree to any amendment, modification or waiver described in the first proviso to Section 10.02(b) that affects such Participant. Subject to paragraph (c)(ii) of this Section, each Borrower agrees that each Participant shall be entitled to the benefits of Sections 2.14, 2.15 and 2.16 to the same extent as if it were a Lender and had acquired its interest by assignment pursuant to paragraph (b) of this Section. To the extent permitted by law, each Participant also shall be entitled to the benefits of Section 10.08 as though it were a Lender, provided such Participant agrees to be subject to Section 2.17(c) as though it were a Lender.

               (ii) A Participant shall not be entitled to receive any greater payment under Section 2.14 or 2.16 than the applicable Lender would have been entitled to receive with respect to the participation sold to such Participant, unless the sale of the participation to such Participant is made with the Company's prior written consent. A Participant shall not be entitled to the benefits of Section 2.16 unless the Company is notified of the participation sold to such Participant and such Participant agrees, for the benefit of the Borrowers, to comply with Section 2.16(e) or 2.16(f), as applicable, as though it were a Lender.

          (d) Any Lender may at any time pledge or assign a security interest in all or any portion of its rights under this Agreement to secure obligations of such Lender, including any pledge or assignment to secure obligations to a Federal Reserve Bank, and this Section shall not apply to any such pledge or assignment of a security interest; provided that no such pledge or assignment of a security interest shall release a Lender from any of its obligations hereunder or substitute any such pledgee or assignee for such Lender as a party hereto.

     SECTION 10.05. Survival. All covenants, agreements, representations and warranties made by the Guarantor and each Borrower herein and in the certificates or other instruments delivered in connection with or pursuant to this Agreement shall be considered to have been relied upon by the other parties hereto and shall survive the execution and delivery of this Agreement and the making of any Loans, regardless of any investigation made by any such other party or on its behalf and notwithstanding that any Agent, any Issuing Bank or any Lender may have had notice or knowledge of any Default or incorrect representation or warranty at the time any credit is extended hereunder, and shall continue in full force and effect as long as the principal of or any accrued interest on any Loan or any fee or any other amount payable under this Agreement is outstanding and unpaid or any Letter of Credit is outstanding and so long as the Commitments have not expired or terminated. The provisions of Sections 2.14, 2.15, 2.16 and 10.03 and Article VIII shall survive and remain in full force and effect regardless of the consummation of the transactions contemplated hereby, the repayment of the Loans, the expiration or termination of the Commitments or the termination of this Agreement or any provision hereof.

     SECTION 10.06. Counterparts; Integration; Effectiveness. This Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Agreement and any separate letter agreements with respect to fees payable to the Agents constitute the entire contract among the parties relating to the subject matter hereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof. Except as provided in Section 4.01, this Agreement shall become effective when it shall have been executed by the Agents and when the Administrative Agent shall have received counterparts hereof which, when taken together, bear the signatures of each of the other parties hereto, and thereafter shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns. Delivery of an executed counterpart of a signature page of this Agreement by telecopy shall be effective as delivery of a manually executed counterpart of this Agreement.

     SECTION 10.07. Severability. Any provision of this Agreement held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.

     SECTION 10.08. Right of Setoff. If an Event of Default shall have occurred and be continuing, each Lender and each of its Affiliates is hereby authorized at any time and from time to time, to the fullest extent permitted by law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other obligations at any time owing by such Lender or Affiliate to or for the credit or the account of the Guarantor or any Borrower against any of and all the obligations of the Guarantor or any Borrower now or hereafter existing under this Agreement held by such Lender, irrespective of whether or not such Lender shall have made any demand under this Agreement and although such obligations may be unmatured. The rights of each Lender under this Section are in addition to other rights and remedies (including other rights of setoff) which such Lender may have.

     SECTION 10.09. Governing Law; Jurisdiction;  Consent to Service of Process.
(a) This Agreement shall be construed in accordance with and governed by the law of the State of New York.

     (b) Each of the Guarantor and each Borrower hereby irrevocably and unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of the Supreme Court of the State of New York sitting in New York County and of the United States District Court of the Southern District of New York, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York State or, to the extent permitted by law, in such Federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Agreement shall affect any right that any Agent, any Issuing Bank or any Lender may otherwise have to bring any action or proceeding relating to this Agreement against the Guarantor or any Borrower or its properties in the courts of any jurisdiction.

     (c) Each of the Guarantor and each Borrower hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement in any court referred to in paragraph (b) of this Section. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

     (d) Each party (including any Borrowing Subsidiary) to this Agreement irrevocably consents to service of process in the manner provided for notices in
Section 10.01. Nothing in this Agreement will affect the right of any party to this Agreement to serve process in any other manner permitted by law.

     SECTION 10.10. WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR
RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

     SECTION 10.11. Headings. Article and Section headings and the Table of Contents used herein are for convenience of reference only, are not part of this Agreement and shall not affect the construction of, or be taken into consideration in interpreting, this Agreement.

     SECTION 10.12. Confidentiality. (a) Each of the Agents, the Issuing Banks and the Lenders agrees to maintain the confidentiality of the Information (as defined below), except that Information may be disclosed (a) to its and its Affiliates' directors, officers, employees and agents, including accountants, legal counsel and other advisors (it being understood that the Persons to whom such disclosure is made will be informed of the confidential nature of such Information and instructed to keep such Information confidential), (b) to the extent requested by any regulatory authority, (c) to the extent required by applicable laws or regulations or by any subpoena or similar legal process, (d) to any other party to this Agreement, (e) in connection with the exercise of any remedies hereunder or any suit, action or proceeding relating to this Agreement or the enforcement of rights hereunder, (f) subject to an agreement containing provisions substantially the same as those of this Section, to any assignee of or Participant in, or any prospective assignee of or Participant in, any of its rights or obligations under this Agreement, (g) with the consent of the Company or the Guarantor or (h) to the extent such Information (i) becomes publicly available other than as a result of a breach of this

Section or (ii) becomes available to any Agent, any Issuing Bank or any Lender on a nonconfidential basis from a source other than a Borrower or the Guarantor. For the purposes of this Section, "Information" means all information received from Borrowers or the Guarantor relating to the Borrowers or the Guarantor or their business, other than any such information that is available to any Agent, any Issuing Bank or any Lender on a nonconfidential basis prior to disclosure by the Borrowers or the Guarantor; provided that, in the case of information received from the Borrowers or the Guarantor after the date hereof, such information is clearly identified at the time of delivery as confidential. Any Person required to maintain the confidentiality of Information as provided in this Section shall be considered to have complied with its obligation to do so if such Person has exercised the same degree of care to maintain the confidentiality of such Information as such Person would accord to its own confidential information.

     (b) Notwithstanding anything herein to the contrary, any party subject to confidentiality obligations hereunder or otherwise (and any Affiliate thereof and any employee, representative or other agent of such party or such Affiliate) may disclose to any and all persons, without limitation of any kind, the tax treatment and the tax structure of the transactions contemplated hereby and all materials of any kind (including opinions or other tax analyses) that are or have been provided to it relating to such tax treatment and tax structure. For this purpose, the tax treatment of the transactions contemplated hereby is the purported or claimed U.S. federal tax treatment of such transactions and the tax structure of such transactions is any fact that may be relevant to understanding the purported or claimed U.S. federal tax treatment of such transactions.

     SECTION 10.13. Interest Rate Limitation. Notwithstanding anything herein to the contrary, if at any time the interest rate applicable to any Loan, together with all fees, charges and other amounts which are treated as interest on such Loan under applicable law (collectively the "Charges"), shall exceed the maximum lawful rate (the "Maximum Rate") which may be contracted for, charged, taken, received or reserved by the Lender holding such Loan in accordance with applicable law, the rate of interest payable in respect of such Loan hereunder, together with all Charges payable in respect thereof, shall be limited to the Maximum Rate and, to the extent lawful, the interest and Charges that would have been payable in respect of such Loan but were not payable as a result of the operation of this Section shall be cumulated and the interest and Charges payable to such Lender in respect of other Loans or periods shall be increased (but not above the Maximum Rate therefor) until such cumulated amount, together with interest thereon at the Federal Funds Effective Rate to the date of repayment, shall have been received by such Lender.

     SECTION 10.14. Power of Attorney. Each Borrowing Subsidiary hereunder hereby grants to the Company an irrevocable power of attorney to act as its attorney-in-fact with regard to matters relating to this Agreement and each other Loan Document, including, without limitation, execution and delivery of any amendments, supplements, waivers or other modifications hereto or thereto, receipt of any notices hereunder or thereunder (including, without limitation, notices under Article VI) and receipt of service of process in connection herewith or therewith. Each Borrowing Subsidiary hereby explicitly acknowledges that each Agent and each Lender has executed and delivered this Agreement and each other Loan Document to which it is a party, and has performed its obligations under this Agreement and each other Loan Document to which it is a party, in reliance upon the irrevocable grant of such power of attorney pursuant to this Article.

     SECTION 10.15. Conversion of Currencies. (a) If, for the purpose of obtaining judgment in any court, it is necessary to convert a sum owing hereunder in one currency into another currency, each party hereto (including any Borrowing Subsidiary) agrees, to the fullest extent that it may effectively do so, that the rate of exchange used shall be that at which in accordance with normal banking procedures in the relevant jurisdiction the first currency could be purchased with such other currency on the Business Day immediately preceding the day on which final judgment is given.

     (b) The obligations of the Guarantor or each Borrower in respect of any sum due to any party hereto or any holder of the obligations owing hereunder (the "Applicable Creditor") shall, notwithstanding any judgment in a currency (the "Judgment Currency") other than the currency in which such sum is stated to be due hereunder (the "Agreement Currency"), be discharged only to the extent that, on the Business Day following receipt by the Applicable Creditor of any sum adjudged to be so due in the Judgment Currency, the Applicable Creditor may in accordance with normal banking procedures in the relevant jurisdiction purchase the Agreement Currency with the Judgment Currency; if the amount of the Agreement Currency so purchased is less than the sum originally due to the Applicable Creditor in the Agreement Currency, the Guarantor or such Borrower agrees, as a separate obligation and notwithstanding any such judgment, to indemnify the Applicable Creditor against such loss. The obligations of the Guarantor and each Borrower contained in this Section 10.15 shall survive the termination of this Agreement and the payment of all other amounts owing hereunder.

     SECTION 10.16. USA Patriot Act. Each Lender that is subject to the Act (as hereinafter defined) and each of the Agents (for itself and not on behalf of any Lender) hereby notifies the Borrower that pursuant to the requirements of the USA Patriot Act (Title III of Pub. L 107-56 (signed into law October 26, 2001)) (the "Act"), it is required to obtain, verify and record information that identifies each of the Borrowers, which information includes the name and address of each of the Borrowers and other information that will allow such Lender or the Agents, as applicable, to identify such Borrower in accordance with the Act.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

                                              UNION OIL COMPANY OF
                                              CALIFORNIA,

                                                 by
                                                     /s/ Daniel A. Franchi
                                                   ----------------------------
                                                   Name:  Daniel A. Franchi
                                                   Title: Assistant Treasurer

                                              UNOCAL CORPORATION,

                                                 By
                                                     /s/ Darrell D. Chessum
                                                   ----------------------------
                                                   Name:  Darrell D. Chessum
                                                   Title: Treasurer

                                              JPMORGAN CHASE BANK, individually
                                              and as Administrative Agent

                                                 By
                                                     /s/ Beth Lawrence
                                                   ----------------------------
                                                   Name:  Beth Lawrence
                                                   Title: Managing Director

                                              CITICORP USA, INC., individually
                                              and as syndication agent

                                                 by
                                                     /s/ David B. Lawrence III
                                                   ----------------------------
                                                   Name:  David B. Lawrence III
                                                   Title: Attorney-In-Fact

                                              ABN AMRO BANK N.V.,

                                                 by
                                                     /s/ Frank R. Russo, Jr.
                                                   ----------------------------
                                                   Name:  Frank R. Russo, Jr.
                                                   Title: Vice President

                                                 by
                                                     /s/ Richard A. McLean
                                                   ----------------------------
                                                   Name:  Richard A. McLean
                                                   Title: Managing Director

                                              BNP PARIBAS,

                                                 by
                                                     /s/ Brian M. Malone
                                                   ----------------------------
                                                   Name:  Brian M. Malone
                                                   Title: Managing Director

                                                 by
                                                     /s/ Betsy Jocher
                                                   ----------------------------
                                                   Name:  Betsy Jocher
                                                   Title: Vice President

                                              ING CAPITAL LLC,

                                                 by
                                                     /s/ Cheryl Labelle
                                                   ----------------------------
                                                   Name:  Cheryl Labelle
                                                   Title: Managing Director

                                              MIZUHO CORPORATE BANK, LTD.,

                                                 by
                                                     /s/ Greg Botshon
                                                   ----------------------------
                                                   Name:  Greg Botshon
                                                   Title  Senior Vice President

                                              AUSTRALIA AND NEW ZEALAND BANKING
                                              GROUP LIMITED,

                                                 by
                                                     /s/ John W. Wade
                                                   ----------------------------
                                                   Name:  John W. Wade
                                                   Title: Director

                                              THE BANK OF TOKYO-MITSUBISHI, LTD.
                                              -HOUSTON AGENCY,

                                                 by
                                                     /s/ Donald W. Herrick, Jr.
                                                   ----------------------------
                                                   Name:  Donald W. Herrick, Jr.
                                                   Title: Vice President

                                              BARCLAY'S BANK PLC,

                                                 by
                                                     /s/ Nicholas A. Bell
                                                   ----------------------------
                                                   Name:  Nicholas A. Bell
                                                   Title: Director

                                              CALYON AMERICAS,

                                                 by
                                                     /s/ Philippe Soustra
                                                   ----------------------------
                                                   Name:  Philippe Soustra
                                                   Title: Executive Vice
                                                          President

                                              ROYAL BANK OF SCOTLAND,

                                                 by
                                                     /s/ Keith Johnson
                                                   ----------------------------
                                                   Name:  Keith Johnson
                                                   Title: Senior Vice President

                                              THE BANK OF NOVA SCOTIA,

                                                 by
                                                     /s/ Nadine Bell
                                                   ----------------------------
                                                   Name:  Nadine Bell
                                                   Title: Senior Manager

                                              SUMITOMO MITSUI BANKING
                                              CORPORATION,

                                                 by
                                                     /s/ Robert H. Riley, III
                                                   ----------------------------
                                                   Name:  Robert H. Riley, III
                                                   Title: Senior Vice President

                                              UBS LOAN FINANCE LLC,

                                                 by
                                                     /s/ Joselin Fernandes
                                                   ----------------------------
                                                   Name:  Joselin Fernandes
                                                   Title: Associate Director
                                                          Banking Products
                                                          Services, US

                                                 by
                                                     /s/ Winslowe Ogbourne
                                                   ----------------------------
                                                   Name:  Winslowe Ogbourne
                                                   Title: Associate Director
                                                          Banking Products
                                                          Services, US

                                              WACHOVIA BANK, NATIONAL
                                              ASSOCIATION,

                                                 by
                                                     /s/ John J. Dalnoky
                                                   ----------------------------
                                                   Name:  John J. Dalnoky
                                                   Title: Vice President

                                              BANCA DI ROMA, SAN FRANCISCO
                                              FOREIGN BRANCH,

                                                 by
                                                     /s/ Richard G. Dietz
                                                   ----------------------------
                                                   Name:  Richard G. Dietz
                                                          (#97271)
                                                   Title: Vice President

                                                 by
                                                     /s/ Luca Balestra
                                                   ----------------------------
                                                   Name:  Luca Balestra (#25050)
                                                   Title: Senior Vice President
                                                          and  Manager

                                              BANK OF AMERICA, N.A.,

                                                 by
                                                     /s/ Michael J. Brochetti
                                                   ----------------------------
                                                   Name:  Michael J. Brochetti
                                                   Title: Director

                                              THE BANK OF NEW YORK,

                                                 by
                                                     /s/ Raymond J. Palmer
                                                   ----------------------------
                                                   Name:  Raymond J. Palmer
                                                   Title: Vice President

                                              CREDIT SUISSE FIRST BOSTON,
                                              Acting through its Cayman Islands
                                              Branch,

                                                 by
                                                     /s/ Sarah Wu
                                                   ----------------------------
                                                   Name:  Sarah Wu
                                                   Title: Vice President

                                                 by
                                                     /s/ David J. Dodd
                                                   ----------------------------
                                                   Name:  David J. Dodd
                                                   Title: Associate

                                              DRESDNER   BANK  AG,   NEW  YORK
                                              AND   GRAND   CAYMAN  BRANCHES,

                                                 by
                                                     /s/ Brian M. Smith
                                                   ----------------------------
                                                   Name:  Brian M. Smith
                                                   Title: Managing Director

                                                 by
                                                     /s/ Thomas R. Brady
                                                   ----------------------------
                                                   Name:  Thomas R. Brady
                                                   Title: Director

                                              FORTIS CAPITAL CORP.,

                                                 by
                                                     /s/ Hendrik Vroege
                                                   ----------------------------
                                                   Name:  Hendrik Vroege
                                                   Title: Managing Director

                                                 by
                                                     /s/ William Marder
                                                   ----------------------------
                                                   Name:  William Marder
                                                   Title: Assistant Vice
                                                          President

                                              HSBC BANK USA NATIONAL
                                              ASSOCIATION,

                                                 by
                                                     /s/ George Linhart
                                                   ----------------------------
                                                   Name:  George Linhart
                                                   Title: Senior Vice President

                                              KBC BANK N.V.

                                                 by
                                                     /s/ Jean Pierre Diels
                                                   ----------------------------
                                                   Name:  Jean Pierre Diels
                                                   Title: First Vice President

                                                 by
                                                     /s/ Stefano Snozzi
                                                   ----------------------------
                                                   Name:  Stefano Snozzi
                                                   Title: First Vice President

                                              MORGAN STANLEY BANK,

                                                 By
                                                     /s/ David Twenge
                                                   ----------------------------
                                                   Name:  David Twenge
                                                   Title: Vice President

                                              THE NORTHERN TRUST COMPANY,

                                                 By
                                                     /s/ John P. Brazzale
                                                   ----------------------------
                                                   Name:  John P. Brazzale
                                                   Title: Vice President

                                              SANPAOLO IMI S.p.A.

                                                 by
                                                     /s/ Renato Carducci
                                                   ----------------------------
                                                   Name:  Renato Carducci
                                                   Title: General Manager

                                                 by
                                                     /s/ Robert Wurster
                                                   ----------------------------
                                                   Name:  Robert Wurster
                                                   Title: Senior Vice President

                                              STANDARD CHARTERED BANK,

                                                 by
                                                     /s/ John Robinson
                                                   ----------------------------
                                                   Name:  John Robinson
                                                   Title: Senior Vice President

                                                 by
                                                     /s/ Robert Reddington
                                                   ----------------------------
                                                   Name:  Robert Reddington
                                                   Title: Assistant Vice
                                                          President

                                              TORONTO DOMINION (TEXAS) INC.,

                                                 by
                                                     /s/ Jim Bridwell
                                                   ----------------------------
                                                   Name:  Jim Bridwell
                                                   Title: Vice President

                                              WELLS FARGO BANK NA,

                                                 by
                                                     /s/ C. Wallace
                                                   ----------------------------
                                                   Name:  C. Wallace
                                                   Title: Senior Vice President